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Exhibit 99.2

CITIGROUP—QUARTERLY FINANCIAL DATA SUPPLEMENT

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Net Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Segment Detail
Global Consumer:
Cards
Global Cards	6
North America Cards	7-8
International Cards	9
Consumer Finance
Global Consumer Finance	10
North America Consumer Finance	11
International Consumer Finance	12
Retail Banking
Global Retail Banking	13
North America Retail Banking	14-15
International Retail Banking	16-17
Global Corporate and Investment Bank:
Income Statement	18
Revenue Details	19
Capital Markets and Banking	20
Transaction Services	21
Private Client Services	22
Global Investment Management:
Life Insurance and Annuities	23-24
Life Insurance and Annuities Insurance Investment Portfolio	25
Private Bank	26
Asset Management	27
Proprietary Investment Activities	28
Citigroup Supplemental Detail
Consolidated Statement of Income	29
Consolidated Balance Sheet	30
Segment Balance Sheet	31
Return on Capital	32
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	33
Reserve for Loan Losses	34
Non-Performing Assets	35

CITIGROUP—FINANCIAL SUMMARY
    (In millions of dollars, except per share amounts)

Citigroup, the preeminent global financial services company which has more than 200 million customer accounts and does business in more than 100 countries, provides consumers, corporations, governments and institutions a complete range of financial products and services.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004		3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004		YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	$5,308		13%	$13,093	$11,725		(10)%

Basic Earnings Per Share	$0.80	$0.84	$0.92	$0.93	$1.03	$0.22	$1.03		12%	$2.56	$2.29		(11)%

Weighted average common shares applicable to Basic EPS	5,094.9	5,085.5	5,096.8	5,096.1	5,095.6	5,100.5	5,112.3			5,092.4	5,102.8

Preferred Dividends—Basic	$20	$17	$17	$17	$17	$17	$17			$54	$51

Diluted Earnings Per Share	$0.79	$0.83	$0.90	$0.91	$1.01	$0.22	$1.02		13%	$2.51	$2.24		(11)%

Adjusted weighted average common shares applicable to Diluted EPS	5,168.7	5,184.0	5,206.5	5,215.2	5,203.1	5,201.3	5,205.6			5,186.4	5,203.3

Preferred Dividends—Diluted	$20	$17	$17	$17	$17	$17	$17			$54	$51

Common Shares Outstanding, at period end	5,148.0	5,150.8	5,158.7	5,156.9	5,171.5	5,180.3	5,189.8			5,158.7	5,189.8

Tier 1 Capital Ratio	8.67%	9.02%	9.49%	8.91%	8.96%	8.16%	8.4	%*		9.49%	8.4	%*

Total Capital Ratio	11.57%	11.94%	12.59%	12.04%	12.25%	11.31%	11.5	%*		12.59%	11.5	%*

Leverage Ratio	5.46%	5.61%	5.81%	5.56%	5.40%	4.88%	5.0	%*		5.81%	5.0	%*

Total Assets, at period end (in billions)	$1,137.4	$1,187.4	$1,209.3	$1,264.0	$1,317.6	$1,396.6	$1,437.1	*		$1,209.3	$1,437.1	*

Stockholders' Equity, at period end (in billions)	$87.3	$93.3	$95.3	$98.0	$101.9	$98.3	$103.4	*		$95.3	$103.4	*

Equity and Trust Securities, at period end (in billions)	$94.0	$100.0	$102.1	$104.1	$108.2	$104.5	$110.2	*		$102.1	$110.2	*

Book Value Per Share, at period end	$16.75	$17.90	$18.25	$18.79	$19.48	$18.76	$19.70	*		$18.25	$19.70	*

Return on Common Equity (Net Income)	19.3%	19.2%	20.2%	19.9%	21.3%	4.6%	21.3%			19.7%	15.9%

Return on Risk Capital					45%	9%	42%				32%

* Preliminary

CITIGROUP—NET INCOME
PRODUCT VIEW
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Global Consumer:
Cards	$717	$758	$980	$1,135	$980	$1,012	$1,267	29%	$2,455	$3,259	33%
Consumer Finance	503	521	476	479	567	594	643	35%	1,500	1,804	20%
Retail Banking	930	1,005	1,063	1,048	1,122	1,156	1,225	15%	2,998	3,503	17%
Other(1)	(28)	(43)	(30)	(23)	(94)	304	(62)	NM	(101)	148	NM

Total Global Consumer	2,122	2,241	2,489	2,639	2,575	3,066	3,073	23%	6,852	8,714	27%

Global Corporate and Investment Bank:
Capital Markets and Banking	1,203	1,174	1,162	1,103	1,477	1,502	1,159	—	3,539	4,138	17%
Transaction Services	191	180	196	178	234	261	285	45%	567	780	38%
Other(1)(2)	7	(10)	(5)	(8)	(4)	(4,569)	7	NM	(8)	(4,566)	NM

Total Global Corporate and Investment Bank	1,401	1,344	1,353	1,273	1,707	(2,806)	1,451	7%	4,098	352	(91)%

Private Client Services	162	185	206	239	251	209	195	(5)%	553	655	18%
Global Investment Management:
Life Insurance and Annuities	244	200	163	185	287	230	282	73%	607	799	32%
Private Bank	125	139	143	144	159	152	136	(5)%	407	447	10%
Asset Management	83	82	57	102	105	69	84	47%	222	258	16%

Total Global Investment Management	452	421	363	431	551	451	502	38%	1,236	1,504	22%

Proprietary Investment Activities	38	63	128	137	26	273	111	(13)%	229	410	79%
Corporate / Other	(72)	45	152	41	163	(49)	(24)	NM	125	90	(28)%

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	$5,308	13%	$13,093	$11,725	(10)%

(1)
The 2004 second quarter includes a $756 million after-tax gain ($378 million in Consumer Other and $378 million in GCIB Other) related to the sale of The Samba Financial Group (Samba).

(2)
The 2004 second quarter includes a $4.95 billion after-tax charge related to the WorldCom Settlement and increase in Litigation Reserves.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET INCOME
REGIONAL VIEW
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$1,473	$1,515	$1,691	$1,926	$1,748	$1,785	$2,123	26%	$4,679	$5,656	21%
Corporate	661	579	604	698	746	(4,244)	501	(17)%	1,844	(2,997)	NM
Private Client Services	162	185	206	239	251	209	195	(5)%	553	655	18%
Investment Management	356	307	368	301	386	339	317	(14)%	1,031	1,042	1%

Total North America (excluding Mexico)	2,652	2,586	2,869	3,164	3,131	(1,911)	3,136	9%	8,107	4,356	(46)%

Mexico
Consumer	118	172	168	166	190	203	208	24%	458	601	31%
Corporate	107	74	120	106	94	184	198	65%	301	476	58%
Investment Management	39	44	59	61	54	44	54	(8)%	142	152	7%

Total Mexico	264	290	347	333	338	431	460	33%	901	1,229	36%

Europe, Middle East and Africa (EMEA)
Consumer	149	155	189	191	204	601	154	(19)%	493	959	95%
Corporate	239	329	233	118	264	661	123	(47)%	801	1,048	31%
Investment Management	(3)	2	6	(1)	9	7	7	17%	5	23	NM

Total EMEA	385	486	428	308	477	1,269	284	(34)%	1,299	2,030	56%

Japan
Consumer	176	195	106	106	142	147	164	55%	477	453	(5)%
Corporate	40	14	54	54	93	87	91	69%	108	271	NM
Investment Management	17	20	25	27	30	24	9	(64)%	62	63	2%

Total Japan	233	229	185	187	265	258	264	43%	647	787	22%

Asia (excluding Japan)
Consumer	186	198	212	215	247	280	332	57%	596	859	44%
Corporate	183	193	196	203	308	321	309	58%	572	938	64%
Investment Management	32	38	60	38	44	43	45	(25)%	130	132	2%

Total Asia	401	429	468	456	599	644	686	47%	1,298	1,929	49%

Latin America
Consumer	20	6	123	35	44	50	92	(25)%	149	186	25%
Corporate	171	155	146	94	202	185	229	57%	472	616	31%
Investment Management	11	10	(155)	5	28	(6)	70	NM	(134)	92	NM

Total Latin America	202	171	114	134	274	229	391	NM	487	894	84%

Proprietary Investment Activities	38	63	128	137	26	273	111	(13)%	229	410	79%
Corporate / Other	(72)	45	152	41	163	(49)	(24)	NM	125	90	(28)%

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	$5,308	13%	$13,093	$11,725	(10)%

(1)
Excludes Proprietary Investment Activities and Corporate / Other which are predominantly related to North America.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
PRODUCT VIEW
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Global Consumer:
Cards	$3,306	$3,296	$3,535	$4,473	$4,598	$4,467	$4,602	30%	$10,137	$13,667	35%
Consumer Finance	2,560	2,452	2,513	2,558	2,688	2,677	2,631	5%	7,525	7,996	6%
Retail Banking	3,898	4,179	4,103	4,038	4,229	4,371	4,504	10%	12,180	13,104	8%
Other	21	12	9	17	(16)	557	(24)	NM	42	517	NM

Total Global Consumer	9,785	9,939	10,160	11,086	11,499	12,072	11,713	15%	29,884	35,284	18%

Global Corporate and Investment Bank:
Capital Markets and Banking	4,193	4,550	3,846	3,856	4,531	4,495	3,733	(3)%	12,589	12,759	1%
Transaction Services	904	896	882	906	939	984	1,042	18%	2,682	2,965	11%
Other	(11)	(9)	2	6	1	585	2	—	(18)	588	NM

Total Global Corporate and Investment Bank	5,086	5,437	4,730	4,768	5,471	6,064	4,777	1%	15,253	16,312	7%

Private Client Services	1,333	1,454	1,493	1,564	1,729	1,578	1,523	2%	4,280	4,830	13%
Global Investment Management:
Life Insurance and Annuities	1,146	1,179	1,389	1,298	1,303	1,240	1,533	10%	3,714	4,076	10%
Private Bank	460	521	510	505	573	505	482	(5)%	1,491	1,560	5%
Asset Management	367	378	421	467	471	412	463	10%	1,166	1,346	15%

Total Global Investment Management	1,973	2,078	2,320	2,270	2,347	2,157	2,478	7%	6,371	6,982	10%

Proprietary Investment Activities	153	225	510	334	180	537	287	(44)%	888	1,004	13%
Corporate / Other	206	221	185	132	262	(106)	(264)	NM	612	(108)	NM

Total Net Revenues	$18,536	$19,354	$19,398	$20,154	$21,488	$22,302	$20,514	6%	$57,288	$64,304	12%

Managed Basis Net Revenues(1)	$19,638	$20,562	$20,608	$21,384	$22,813	$23,592	$21,764	6%	$60,808	$68,169	12%

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business on page 6.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP—NET REVENUES
REGIONAL VIEW
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
North America (excluding Mexico)(1)
Consumer	$6,520	$6,594	$6,755	$7,524	$7,778	$7,618	$7,777	15%	$19,869	$23,173	17%
Corporate	2,440	2,576	2,047	1,815	2,302	2,560	1,848	(10)%	7,063	6,710	(5)%
Private Client Services	1,333	1,454	1,493	1,564	1,729	1,578	1,523	2%	4,280	4,830	13%
Investment Management	1,413	1,449	1,798	1,587	1,576	1,529	1,779	(1)%	4,660	4,884	5%

Total North America (excluding Mexico)	11,706	12,073	12,093	12,490	13,385	13,285	12,927	7%	35,872	39,597	10%

Mexico
Consumer	585	686	575	658	724	713	765	33%	1,846	2,202	19%
Corporate	166	179	161	202	204	137	199	24%	506	540	7%
Investment Management	135	139	150	165	167	162	174	16%	424	503	19%

Total Mexico	886	1,004	886	1,025	1,095	1,012	1,138	28%	2,776	3,245	17%

Europe, Middle East and Africa (EMEA)
Consumer	904	942	1,017	1,094	1,151	1,776	1,142	12%	2,863	4,069	42%
Corporate	1,387	1,478	1,337	1,528	1,559	2,064	1,349	1%	4,202	4,972	18%
Investment Management	120	132	138	172	165	144	154	12%	390	463	19%

Total EMEA	2,411	2,552	2,492	2,794	2,875	3,984	2,645	6%	7,455	9,504	27%

Japan
Consumer	915	813	823	823	815	812	822	—	2,551	2,449	(4)%
Corporate	73	105	153	189	227	204	226	48%	331	657	98%
Investment Management	75	85	94	82	105	82	59	(37)%	254	246	(3)%

Total Japan	1,063	1,003	1,070	1,094	1,147	1,098	1,107	3%	3,136	3,352	7%

Asia (excluding Japan)
Consumer	682	723	755	781	824	944	998	32%	2,160	2,766	28%
Corporate	593	631	676	694	857	770	823	22%	1,900	2,450	29%
Investment Management	132	161	163	165	199	167	171	5%	456	537	18%

Total Asia	1,407	1,515	1,594	1,640	1,880	1,881	1,992	25%	4,516	5,753	27%

Latin America
Consumer	179	181	235	206	207	209	209	(11)%	595	625	5%
Corporate	427	468	356	340	322	329	332	(7)%	1,251	983	(21)%
Investment Management	98	112	(23)	99	135	73	141	NM	187	349	87%

Total Latin America	704	761	568	645	664	611	682	20%	2,033	1,957	(4)%

Proprietary Investment Activities	153	225	510	334	180	537	287	(44)%	888	1,004	13%
Corporate / Other	206	221	185	132	262	(106)	(264)	NM	612	(108)	NM

Total Net Revenues	$18,536	$19,354	$19,398	$20,154	$21,488	$22,302	$20,514	6%	$57,288	$64,304	12%

(1)
Excludes Proprietary Investment Activities and Corporate / Other which are predominantly related to North America.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,306	$3,296	$3,535	$4,473	$4,598	$4,467	$4,602	30%	$10,137	$13,667	35%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	1,250	3%	3,520	3,865	10%

Adjusted Revenues, Net of Interest Expense(1)	4,408	4,504	4,745	5,703	5,923	5,757	5,852	23%	13,657	17,532	28%

Total Operating Expenses	1,446	1,463	1,508	1,810	1,938	1,964	2,053	36%	4,417	5,955	35%

Provision for Credit Losses	774	678	540	943	1,228	1,015	646	20%	1,992	2,889	45%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	1,250	3%	3,520	3,865	10%

Adjusted Provision for Credit Losses(1)	1,876	1,886	1,750	2,173	2,553	2,305	1,896	8%	5,512	6,754	23%

Income Before Taxes	1,086	1,155	1,487	1,720	1,432	1,488	1,903	28%	3,728	4,823	29%
Income Taxes	369	397	507	585	452	476	636	25%	1,273	1,564	23%

Net Income	$717	$758	$980	$1,135	$980	$1,012	$1,267	29%	$2,455	$3,259	33%

Average Assets (in billions of dollars)	$68	$62	$64	$85	$95	$94	$96	50%	$65	$95	46%
Return on Assets	4.28%	4.90%	6.08%	5.30%	4.15%	4.33%	5.25%		5.05%	4.58%
Return on Managed Assets	2.17%	2.32%	2.90%	2.85%	2.32%	2.42%	2.96%		2.47%	2.56%
Average Risk Capital					$5,513	$5,439	$5,205			$5,386
Return on Risk Capital					71%	75%	97%			81%
KEY INDICATORS (in billions of dollars):
End of Period Managed Receivables(2)	$127.0	$125.5	$131.0	$163.5	$156.8	$159.3	$162.1	24%
EOP Open Accounts (in millions)	96.4	94.8	106.2	139.6	137.7	141.8	141.0	33%
Total Sales	$65.7	$68.7	$72.6	$84.1	$79.1	$87.0	$90.8	25%	$207.0	$256.9	24%
Managed Net Interest Revenue (in millions of dollars)(1)	$3,223	$3,267	$3,555	$4,477	$4,793	$4,556	$4,537	28%	$10,045	$13,886	38%
% of Average Managed Loans	10.31%	10.52%	11.16%	12.33%	12.56%	12.03%	11.66%
Risk Adjusted Revenue (in millions of dollars)(3)	$2,576	$2,616	$2,956	$3,517	$3,370	$3,383	$3,710	26%	$8,148	$10,463	28%
% of Average Managed Loans	8.24%	8.42%	9.28%	9.68%	8.83%	8.93%	9.53%
Average Managed Loans:
Securitized	$67.7	$71.1	$72.1	$74.5	$75.9	$75.6	$76.2	6%	$70.3	$75.9	8%
Held for Sale	5.1	3.0	4.1	0.6	—	2.1	7.4	80%	4.1	3.2	(22)%
On Balance Sheet	42.4	38.6	37.5	55.1	63.1	59.2	55.5	48%	39.5	59.2	50%

North America Managed	115.2	112.7	113.7	130.2	139.0	136.9	139.1	22%	113.9	138.3	21%
International	11.6	11.8	12.7	13.9	14.5	15.4	15.7	24%	12.0	15.2	27%

Total Managed	$126.8	$124.5	$126.4	$144.1	$153.5	$152.3	$154.8	22%	$125.9	$153.5	22%

Managed Net Credit Losses (in millions of dollars):
Securitized	$1,024	$1,159	$1,127	$1,219	$1,325	$1,244	$1,122	0%	$3,310	$3,691	12%
Held for Sale	78	49	83	11	—	46	128	54%	210	174	(17)%
On Balance Sheet	613	543	443	822	1,089	958	731	65%	1,599	2,778	74%

North America Managed	1,715	1,751	1,653	2,052	2,414	2,248	1,981	20%	5,119	6,643	30%
International	117	136	136	134	140	125	161	18%	389	426	10%

Total Managed	$1,832	$1,887	$1,789	$2,186	$2,554	$2,373	$2,142	20%	$5,508	$7,069	28%

Coincident Managed Net Credit Loss Ratio	5.86%	6.08%	5.62%	6.02%	6.69%	6.27%	5.50%
12 Month Lagged Managed Net Credit Loss Ratio	6.31%	6.39%	5.82%	6.92%	8.10%	7.66%	6.74%
Loans 90+Days Past Due (in millions of dollars)	$2,406	$2,313	$2,353	$3,392	$3,152	$2,808	$2,842	21%
% of EOP Managed Loans	1.92%	1.88%	1.83%	2.14%	2.08%	1.82%	1.81%
(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are instead components of the servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the Cards business.

(2)
Includes accrued interest receivable.

(3)
Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 1
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,707	$2,689	$2,861	$3,731	$3,859	$3,686	$3,815	33%	$8,257	$11,360	38%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	1,250	3%	3,520	3,865	10%

Adjusted Revenues, Net of Interest Expense(1)	3,809	3,897	4,071	4,961	5,184	4,976	5,065	24%	11,777	15,225	29%

Total Operating Expenses	1,134	1,160	1,179	1,387	1,533	1,518	1,616	37%	3,473	4,667	34%

Provision for Credit Losses	638	544	443	809	1,089	899	570	29%	1,625	2,558	57%
Effect of Securitization Activities	1,102	1,208	1,210	1,230	1,325	1,290	1,250	3%	3,520	3,865	10%

Adjusted Provision for Credit Losses(1)	1,740	1,752	1,653	2,039	2,414	2,189	1,820	10%	5,145	6,423	25%

Income Before Taxes	935	985	1,239	1,535	1,237	1,269	1,629	31%	3,159	4,135	31%
Income Taxes	317	336	424	525	405	419	562	33%	1,077	1,386	29%

Net Income	$618	$649	$815	$1,010	$832	$850	$1,067	31%	$2,082	$2,749	32%

Average Assets (in billions of dollars)	$55	$49	$51	$70	$80	$78	$79	55%	$52	$79	52%
Return on Assets	4.56%	5.31%	6.34%	5.72%	4.18%	4.38%	5.37%		5.35%	4.65%
Return on Managed Assets	2.07%	2.21%	2.67%	2.80%	2.17%	2.25%	2.77%		2.32%	2.38%
Adjusted Revenues, Net of Interest Expense(1):
U.S. and Canada	$3,690	$3,751	$3,907	$4,829	$4,978	$4,782	$4,837	24%	$11,348	$14,597	29%
Mexico	119	146	164	132	206	194	228	39%	429	628	46%

Total	$3,809	$3,897	$4,071	$4,961	$5,184	$4,976	$5,065	24%	$11,777	$15,225	29%

Net Income:
U.S. and Canada	$582	$588	$740	$954	$735	$762	$965	30%	$1,910	$2,462	29%
Mexico	36	61	75	56	97	88	102	36%	172	287	67%

Total	$618	$649	$815	$1,010	$832	$850	$1,067	31%	$2,082	$2,749	32%

(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
NORTH AMERICA CARDS—Page 2
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
KEY INDICATORS (in billions of dollars)
EOP Open Accounts (in millions)	82.5	80.8	90.6	123.8	121.8	121.1	120.2	33%
Total Sales	$57.1	$59.7	$62.3	$72.4	$67.8	$74.3	$77.3	24%	$179.1	$219.4	23%
Average Managed Loans	$115.2	$112.7	$113.7	$130.2	$139.0	$136.9	$139.1	22%	$113.9	$138.3	21%
Risk Adjusted Revenue (in millions of dollars)(1)	$2,094	$2,146	$2,418	$2,909	$2,770	$2,728	$3,084	28%	$6,658	$8,582	29%
% of Average Managed Loans	7.37%	7.63%	8.43%	8.86%	8.02%	8.01%	8.82%
SUPPLEMENTAL DISCLOSURE:
End of Period Managed Receivables:(2)
Bankcards	$108.6	$106.8	$104.3	$119.8	$114.2	$115.0	$117.2	12%
Private Label	6.9	6.5	13.1	29.0	28.1	28.6	28.8	NM

Total	$115.5	$113.3	$117.4	$148.8	$142.3	$143.6	$146.0	24%

Managed Net Interest Revenue (in millions of dollars):(3)
Bankcards	$2,461	$2,532	$2,572	$2,959	$3,108	$2,953	$2,904	13%	$7,565	$8,965	19%
Private Label	369	352	580	1,068	1,230	1,140	1,163	NM	1,301	3,533	NM

Total	$2,830	$2,884	$3,152	$4,027	$4,338	$4,093	$4,067	29%	$8,866	$12,498	41%

% of Average Managed Loans:
Bankcards	9.24%	9.58%	9.86%	10.80%	11.01%	10.65%	10.19%
Private Label	20.92%	21.06%	22.40%	19.69%	19.46%	18.07%	17.98%
Total	9.96%	10.26%	10.99%	12.27%	12.56%	12.03%	11.63%
Managed Net Credit Losses (in millions of dollars):
Bankcards	$1,530	$1,571	$1,500	$1,691	$1,864	$1,705	$1,523	2%	$4,601	$5,092	11%
Private Label(4)	185	180	153	361	550	543	458	NM	518	1,551	NM

Total	$1,715	$1,751	$1,653	$2,052	$2,414	$2,248	$1,981	20%	$5,119	$6,643	30%

Coincident Managed Net Credit Loss Ratio:
Bankcards	5.74%	5.95%	5.75%	6.17%	6.60%	6.15%	5.34%
Private Label(4)	10.49%	10.77%	5.91%	6.65%	8.70%	8.61%	7.08%
Total	6.04%	6.23%	5.77%	6.25%	6.99%	6.61%	5.66%
12 Month Lagged Managed Net Credit Loss Ratio	6.46%	6.50%	5.91%	7.14%	8.43%	8.02%	6.93%
Loans 90+ Days Past Due (In millions of dollars):
Bankcards	$1,963	$1,885	$1,890	$2,210	$2,048	$1,817	$1,816	(4)%
Private Label	217	181	208	923	843	748	777	NM

Total	$2,180	$2,066	$2,098	$3,133	$2,891	$2,565	$2,593	24%

% of EOP Managed Loans:
Bankcards	1.83%	1.79%	1.84%	1.88%	1.83%	1.61%	1.58%
Private Label(4)	3.16%	3.00%	1.67%	3.55%	3.35%	2.90%	2.99%
Total	1.91%	1.86%	1.82%	2.18%	2.10%	1.85%	1.84%
(1)
Risk adjusted revenue is total revenues less net credit losses.

(2)
Includes accrued interest receivable.

(3)
The abbreviated income statement on page 7 is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Net Income which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on Page 6.

(4)
During the 2003 third quarter, Citigroup completed the acquisition of the Home Depot private-label portfolio which added $6 billion in receivables and was recorded at fair market value. Excluding the Home Depot portfolio, the managed net credit losses ratios in the third and fourth quarters of 2003 were 9.99% and 9.69%, respectively, for Private Label and 5.99% and 6.59%, respectively, for total North America Cards. Excluding the Home Depot portfolio, 90+ delinquency ratio in the third quarter of 2003 was 3.16% for Private Label and 1.91% for total North America Cards.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
INTERNATIONAL CARDS
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$599	$607	$674	$742	$739	$781	$787	17%	$1,880	$2,307	23%
Total Operating Expenses	312	303	329	423	405	446	437	33%	944	1,288	36%
Provision for Credit Losses	136	134	97	134	139	116	76	(22)%	367	331	(10)%

Income Before Taxes	151	170	248	185	195	219	274	10%	569	688	21%
Income Taxes	52	61	83	60	47	57	74	(11)%	196	178	(9)%

Net Income	$99	$109	$165	$125	$148	$162	$200	21%	$373	$510	37%

Average Assets (in billions of dollars)	$13	$13	$13	$15	$15	$16	$17	31%	$13	$16	23%
Return on Assets	3.09%	3.36%	5.04%	3.31%	3.97%	4.07%	4.68%		3.84%	4.26%
KEY INDICATORS (in billions of dollars)
End of Period Managed Receivables(1)	$11.5	$12.2	$13.6	$14.7	$14.5	$15.7	$16.1	18%
EOP Open Accounts (in millions)	13.9	14.0	15.6	15.8	15.9	20.7	20.8	33%
Total Sales	$8.6	$9.0	$10.3	$11.7	$11.3	$12.7	$13.5	31%	$27.9	$37.5	34%
Net Interest Revenue (in millions of dollars)	$393	$383	$403	$450	$455	$463	$470	17%	$1,179	$1,388	18%
% of Average Loans	13.79%	12.97%	12.67%	12.87%	12.57%	12.04%	11.92%
Risk Adjusted Revenue (in millions of dollars)(2)	$482	$470	$538	$608	$600	$655	$626	16%	$1,490	$1,881	26%
% of Average Loans	16.94%	15.95%	16.90%	17.42%	16.56%	17.06%	15.85%
Average Loans:
EMEA	$4.0	$4.1	$4.6	$5.2	$5.5	$5.5	$5.4	17%	$4.2	$5.5	31%
Japan	1.0	1.0	1.1	1.2	1.2	1.2	1.2	9%	1.0	1.2	20%
Asia (excluding Japan)	6.2	6.3	6.6	7.0	7.3	8.2	8.6	30%	6.4	8.0	25%
Latin America	0.4	0.4	0.4	0.5	0.5	0.5	0.5	25%	0.4	0.5	25%

Total	$11.6	$11.8	$12.7	$13.9	$14.5	$15.4	$15.7	24%	$12.0	$15.2	27%

Net Credit Losses (in millions of dollars)	$117	$136	$136	$134	$140	$125	$161	18%
Coincident Net Credit Loss Ratio	4.09%	4.60%	4.27%	3.84%	3.85%	3.25%	4.09%
12 Month Lagged Net Credit Loss Ratio	4.67%	5.21%	4.96%	4.73%	4.85%	4.24%	5.08%
Loans 90+ Days Past Due (in millions of dollars)	$226	$247	$255	$259	$261	$243	$249	(2)%
% of EOP Loans	1.97%	2.04%	1.88%	1.76%	1.80%	1.55%	1.55%
(1)
Includes accrued interest receivable.

(2)
Risk adjusted revenue is total revenues less net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$2,560	$2,452	$2,513	$2,558	$2,688	$2,677	$2,631	5%	$7,525	$7,996	6%
Total Operating Expenses	865	835	867	921	923	873	853	(2)%	2,567	2,649	3%
Provisions for Benefits, Claims and Credit Losses	930	957	925	915	916	894	786	(15)%	2,812	2,596	(8)%

Income Before Taxes	765	660	721	722	849	910	992	38%	2,146	2,751	28%
Income Taxes	262	139	245	243	282	316	349	42%	646	947	47%

Net Income	$503	$521	$476	$479	$567	$594	$643	35%	$1,500	$1,804	20%

Average Assets (in billions of dollars)	$104	$105	$104	$106	$111	$110	$113	9%	$104	$111	7%
Return on Assets	1.96%	1.99%	1.82%	1.79%	2.05%	2.17%	2.26%		1.93%	2.17%
Average Risk Capital					$3,710	$3,798	$3,675			$3,728
Return on Risk Capital					61%	63%	70%			65%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$51.0	$51.7	$52.2	$53.3	$56.4	$56.7	$58.6	12%	$51.6	$57.2	11%
Personal loans	22.5	22.2	22.1	23.2	24.5	24.4	24.6	11%	22.3	24.5	10%
Auto	10.8	11.1	11.2	11.3	11.4	11.5	11.6	4%	11.0	11.5	5%
Sales finance and other	4.5	4.8	5.3	5.5	5.8	5.2	5.1	(4)%	4.9	5.4	10%

Total	$88.8	$89.8	$90.8	$93.3	$98.1	$97.8	$99.9	10%	$89.8	$98.6	10%

Average Yield	14.11%	13.46%	13.28%	13.22%	13.14%	13.09%	12.83%
Average Net Interest Margin	10.68%	10.08%	10.02%	9.96%	10.16%	10.19%	9.68%
Net Credit Loss Ratio	3.91%	4.01%	3.92%	3.68%	3.57%	3.52%	3.31%
Loans 90+ Days Past Due (in millions of dollars)	$2,183	$2,182	$2,127	$2,221	$2,127	$1,948	$1,938	(9)%
% of EOP Loans	2.45%	2.41%	2.30%	2.36%	2.15%	1.96%	1.91%
Number of Offices:
North America	2,394	2,394	2,390	2,328	2,759	2,608	2,624	10%
International	1,146	1,164	1,093	928	940	997	1,039	(5)%

Total	3,540	3,558	3,483	3,256	3,699	3,605	3,663	5%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
NORTH AMERICA CONSUMER FINANCE
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,635	$1,625	$1,667	$1,695	$1,835	$1,806	$1,753	5%	$4,927	$5,394	9%
Total Operating Expenses	537	512	523	539	587	536	512	(2)%	1,572	1,635	4%
Provisions for Benefits, Claims and Credit Losses	559	566	552	558	574	551	466	(16)%	1,677	1,591	(5)%

Income Before Taxes	539	547	592	598	674	719	775	31%	1,678	2,168	29%
Income Taxes	199	203	220	219	230	262	281	28%	622	773	24%

Net Income	$340	$344	$372	$379	$444	$457	$494	33%	$1,056	$1,395	32%

Average Assets (in billions of dollars)	$78	$78	$79	$81	$85	$85	$88	11%	$78	$86	10%
Return on Assets	1.77%	1.77%	1.87%	1.86%	2.10%	2.16%	2.23%		1.81%	2.17%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$45.0	$45.6	$46.2	$47.5	$49.6	$49.9	$51.4	11%	$45.6	$50.3	10%
Personal loans	10.4	10.5	10.6	10.7	12.2	12.3	12.6	19%	10.5	12.4	18%
Auto	8.8	9.2	9.5	9.8	10.0	10.3	10.6	12%	9.2	10.3	12%
Sales finance and other	3.8	3.8	4.1	4.2	4.5	4.4	4.3	5%	3.9	4.4	13%

Total	$68.0	$69.1	$70.4	$72.2	$76.3	$76.9	$78.9	12%	$69.2	$77.4	12%

Average Yield	12.53%	12.20%	11.99%	11.81%	11.93%	11.78%	11.50%
Average Net Interest Margin	8.60%	8.40%	8.35%	8.36%	8.69%	8.52%	7.99%
Net Credit Loss Ratio	3.06%	2.98%	2.93%	2.81%	2.79%	2.69%	2.46%
Loans 90+ Days Past Due (in millions of dollars)	$1,786	$1,681	$1,642	$1,683	$1,589	$1,444	$1,479	(10)%
% of EOP Loans	2.60%	2.40%	2.29%	2.32%	2.06%	1.84%	1.84%
Number of Offices:
North America (excluding Mexico)	2,248	2,240	2,228	2,166	2,597	2,446	2,450	10%
Mexico	146	154	162	162	162	162	174	7%

Total	2,394	2,394	2,390	2,328	2,759	2,608	2,624	10%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
INTERNATIONAL CONSUMER FINANCE
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$925	$827	$846	$863	$853	$871	$878	4%	$2,598	$2,602	—
Total Operating Expenses	328	323	344	382	336	337	341	(1)%	995	1,014	2%
Provisions for Benefits, Claims and Credit Losses	371	391	373	357	342	343	320	(14)%	1,135	1,005	(11)%

Income Before Taxes	226	113	129	124	175	191	217	68%	468	583	25%
Income Taxes	63	(64)	25	24	52	54	68	NM	24	174	NM

Net Income	$163	$177	$104	$100	$123	$137	$149	43%	$444	$409	(8)%

Average Assets (in billions of dollars)	$26	$27	$25	$25	$26	$25	$25	—	$26	$25	(4)%
Return on Assets	2.54%	2.63%	1.65%	1.59%	1.90%	2.20%	2.37%		2.28%	2.19%
KEY INDICATORS:
Average Loans (in billions of dollars):
Real estate secured loans	$6.0	$6.1	$6.0	$5.8	$6.8	$6.8	$7.2	20%	$6.0	$6.9	15%
Personal loans	12.1	11.7	11.5	12.5	12.3	12.1	12.0	4%	11.8	12.1	3%
Auto	2.0	1.9	1.7	1.5	1.4	1.2	1.0	(41)%	1.8	1.2	(33)%
Sales finance and other	0.7	1.0	1.2	1.3	1.3	0.8	0.8	(33)%	1.0	1.0	—

Total	$20.8	$20.7	$20.4	$21.1	$21.8	$20.9	$21.0	3%	$20.6	$21.2	3%

Average Yield	19.20%	17.66%	17.72%	18.04%	17.42%	17.88%	17.82%
Average Net Interest Margin	17.37%	15.69%	15.77%	15.40%	15.35%	16.33%	16.02%
Net Credit Loss Ratio	6.69%	7.43%	7.34%	6.65%	6.31%	6.57%	6.52%
Loans 90+ Days Past Due (in millions of dollars)	$397	$501	$485	$538	$538	$504	$459	(5)%
% of EOP Loans	1.93%	2.45%	2.32%	2.50%	2.47%	2.38%	2.17%
Number of Offices:
EMEA	135	168	176	187	199	228	234	33%
Japan	840	813	739	552	530	530	529	(28)%
Asia (excluding Japan)	71	79	95	100	119	146	173	82%
Latin America	100	104	83	89	92	93	103	24%

Total	1,146	1,164	1,093	928	940	997	1,039	(5)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$3,898	$4,179	$4,103	$4,038	$4,229	$4,371	$4,504	10%	$12,180	$13,104	8%
Total Operating Expenses	2,102	2,241	2,226	2,296	2,272	2,451	2,500	12%	6,569	7,223	10%
Provisions for Benefits, Claims and Credit Losses	419	429	254	274	330	202	172	(32)%	1,102	704	(36)%

Income Before Taxes and Minority Interest	1,377	1,509	1,623	1,468	1,627	1,718	1,832	13%	4,509	5,177	15%
Income Taxes	429	493	552	410	491	548	593	7%	1,474	1,632	11%
Minority Interest, Net of Tax	18	11	8	10	14	14	14	75%	37	42	14%

Net Income	$930	$1,005	$1,063	$1,048	$1,122	$1,156	$1,225	15%	$2,998	$3,503	17%

Average Assets (in billions of dollars)	$227	$230	$234	$237	$239	$259	$274	17%	$230	$257	12%
Return on Assets	1.66%	1.75%	1.80%	1.75%	1.89%	1.80%	1.78%		1.74%	1.82%
Average Risk Capital					$12,514	$12,732	$13,315			$12,854
Return on Risk Capital					36%	37%	37%			37%
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America Retail	$111.9	$112.9	$113.3	$110.8	$112.2	$115.7	$116.9	3%	$112.7	$115.0	2%
Bank Deposit Program Balances(1)	41.1	41.2	41.3	41.0	41.8	41.7	41.4	—	41.2	41.6	1%

Total North America	153.0	$154.1	$154.6	$151.8	$154.0	$157.4	$158.3	2%	$153.9	$156.6	2%
International	81.4	84.3	87.0	92.0	96.3	102.1	104.9	21%	84.2	101.1	20%

Total	$234.4	$238.4	$241.6	$243.8	$250.3	$259.5	$263.2	9%	$238.1	$257.7	8%

Average Loans (in billions of dollars):
North America	$124.7	$122.1	$121.3	$123.8	$128.2	$133.7	$139.5	15%	$122.7	$133.8	9%
International	34.7	35.6	35.8	37.7	38.2	45.8	50.5	41%	35.4	44.8	27%

Total	$159.4	$157.7	$157.1	$161.5	$166.4	$179.5	$190.0	21%	$158.1	$178.6	13%

Net Credit Loss Ratio—excluding Commercial Markets	0.42%	0.58%	0.72%	0.39%	0.49%	0.51%	0.47%
Net Credit Loss Ratio—Commercial Markets	1.65%	1.30%	0.47%	0.93%	0.51%	0.31%	0.43%
Loans 90+ Days Past Due—excl Commercial Markets (in millions of dollars)	$3,644	$3,706	$3,707	$3,802	$3,698	$3,576	$3,907	5%
% of EOP Loans	3.18%	3.29%	3.19%	3.07%	2.86%	2.46%	2.53%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$1,250	$1,165	$1,283	$1,350	$1,213	$1,173	$1,000	(22)%
% of EOP Loans	2.88%	2.76%	3.17%	3.38%	3.11%	2.96%	2.55%
EOP Accounts (in millions):
North America	29.4	29.7	30.1	30.4	30.8	31.2	32.6	8%
International	17.0	17.3	17.5	17.7	18.1	22.0	22.3	27%

Total	46.4	47.0	47.6	48.1	48.9	53.2	54.9	15%

Branches:
Citibanking North America	781	779	782	779	779	775	776	(1)%
Mexico	1,413	1,409	1,408	1,401	1,357	1,347	1,347	(4)%
International	875	863	877	870	868	1,110	1,118	27%

Total	3,069	3,051	3,067	3,050	3,004	3,232	3,241	6%

(1)
The Bank Deposit Program balances are generated from the Smith Barney channel (Private Client Services Segment) and the funds are managed by Citibanking North America.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 1
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
Citibanking North America, Consumer Assets and CitiCapital	$1,795	$1,937	$1,895	$1,721	$1,816	$1,858	$1,971	4%	$5,627	$5,645	—
Primerica Financial Services	515	515	527	531	531	529	532	1%	1,557	1,592	2%
Mexico	432	502	371	487	477	479	495	33%	1,305	1,451	11%

Total Revenues, Net of Interest Expense	2,742	2,954	2,793	2,739	2,824	2,866	2,998	7%	8,489	8,688	2%
Total Operating Expenses	1,435	1,551	1,541	1,529	1,523	1,681	1,712	11%	4,527	4,916	9%
Provisions for Benefits, Claims and Credit Losses	326	296	182	171	196	54	24	(87)%	804	274	(66)%

Income Before Taxes and Minority Interest	981	1,107	1,070	1,039	1,105	1,131	1,262	18%	3,158	3,498	11%
Income Taxes	302	359	360	303	335	364	416	16%	1,021	1,115	9%
Minority Interest, Net of Tax	18	11	8	10	14	14	14	75%	37	42	14%

Net Income	$661	$737	$702	$726	$756	$753	$832	19%	$2,100	$2,341	11%

Net Income by Business:
Citibanking North America, Consumer Assets and CitiCapital	$458	$500	$485	$478	$535	$517	$601	24%	$1,443	$1,653	15%
Primerica Financial Services	131	135	134	146	137	131	136	1%	400	404	1%
Mexico	72	102	83	102	84	105	95	14%	257	284	11%

Total	$661	$737	$702	$726	$756	$753	$832	19%	$2,100	$2,341	11%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
NORTH AMERICA RETAIL BANKING—Page 2
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America Retail	$90.6	$91.7	$93.2	$90.3	$90.9	$94.3	$95.7	3%	$91.8	$93.7	2%
Bank Deposit Program Balances(1)	41.1	41.2	41.3	41.0	41.8	41.7	41.4	—	41.2	41.6	1%

Total North America (excluding Mexico)	131.7	132.9	134.5	131.3	132.7	136.0	137.1	2%	133.0	135.3	2%
Mexico	21.3	21.2	20.1	20.5	21.3	21.4	21.2	5%	20.9	21.3	2%

Total	$153.0	$154.1	$154.6	$151.8	$154.0	$157.4	$158.3	2%	$153.9	$156.6	2%

Average Loans by Type (in billions of dollars):
Mortgages	$59.6	$58.1	$58.4	$61.6	$66.0	$72.2	$78.2	34%	$58.8	$72.2	23%
Student Loans	22.0	22.3	22.7	23.5	24.5	24.5	25.2	11%	22.3	24.7	11%
Personal	1.3	1.3	1.3	1.3	1.2	1.4	1.3	—	1.3	1.3	—
Commercial Markets	41.7	40.4	38.9	37.4	36.5	35.6	34.8	(11)%	40.3	35.6	(12)%
Other	0.1	—	—	—	—	—	—	—	—	—	—

Total	$124.7	$122.1	$121.3	$123.8	$128.2	$133.7	$139.5	15%	$122.7	$133.8	9%

Net Credit Loss Ratio—excluding Commercial Markets	0.17%	0.29%	0.10%	0.11%	0.11%	0.18%	0.09%
Net Credit Loss Ratio—Commercial Markets	1.69%	1.31%	0.44%	0.93%	0.51%	0.30%	0.44%
Loans 90+Days Past Due—excl Commercial Markets (in millions of dollars)	$2,357	$2,385	$2,318	$2,299	$2,163	$2,054	$2,473	7%
% of EOP Loans	2.87%	3.00%	2.80%	2.60%	2.30%	2.03%	2.29%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$1,173	$1,090	$1,213	$1,266	$1,135	$1,094	$957	(21)%
% of EOP Loans	2.86%	2.76%	3.27%	3.43%	3.15%	3.23%	2.74%
Citibanking North America and Consumer Assets:
Investment Product Sales (in millions of dollars)(2)	$1,350	$1,314	$1,462	$1,309	$1,510	$1,241	$1,301	(11)%
EOP Mortgage Servicing Portfolio (in billions of dollars)	$155.4	$140.3	$137.3	$158.3	$174.5	$170.1	$297.5	NM
Mortgage Originations (in billions of dollars)	$21.3	$23.5	$36.9	$22.9	$22.0	$29.2	$22.9	(38)%
Student Loan Originations (in billions of dollars)	$2.3	$0.7	$2.2	$1.5	$2.2	$1.0	$2.6	18%
Primerica Financial Services:
Life Insurance in Force (in billions of dollars)	$474.4	$486.6	$494.2	$503.6	$510.7	$522.0	$534.2	8%
Loan Volumes (in millions of dollars)(3)	$1,259.6	$1,350.4	$1,460.0	$857.9	$749.3	$1,104.0	$961.0	(34)%
Mutual Fund / UIT Sales at NAV (in millions of dollars)	$706	$692	$712	$730	$927	$861	$768	8%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$158	$171	$212	$220	$296	$263	$258	22%
(1)
The Bank Deposit Program balances are generated from the Smith Barney channel (Private Client Services Segment) and the funds are managed by Citibanking North America.

(2)
Investment product sales include mutual funds, annuities, structured notes, and other investment products sold by Citibanking North America's financial executives.

(3)
Represents loan products marketed by Primerica Financial Services; the receivables are primarily reflected in the assets of Consumer Finance.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 1
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense:
EMEA	$548	$585	$615	$639	$685	$721	$687	12%	$1,748	$2,093	20%
Japan	108	113	117	113	125	119	113	(3)%	338	357	6%
Asia (excluding Japan)	391	418	422	421	467	540	574	36%	1,231	1,581	28%
Latin America	109	109	156	126	128	125	132	(15)%	374	385	3%

Total Revenues, Net of Interest Expense	1,156	1,225	1,310	1,299	1,405	1,505	1,506	15%	3,691	4,416	20%
Total Operating Expenses	667	690	685	767	749	770	788	15%	2,042	2,307	13%
Provisions for Benefits, Claims and Credit Losses	93	133	72	103	134	148	148	NM	298	430	44%

Income Before Taxes	396	402	553	429	522	587	570	3%	1,351	1,679	24%
Income Taxes	127	134	192	107	156	184	177	(8)%	453	517	14%

Net Income	$269	$268	$361	$322	$366	$403	$393	9%	$898	$1,162	29%

Net Income (loss) by Region:
EMEA	$99	$97	$118	$130	$132	$151	$90	(24)%	$314	$373	19%
Japan	31	35	30	36	40	37	43	43%	96	120	25%
Asia (excluding Japan)	132	143	144	140	171	191	214	49%	419	576	37%
Latin America	7	(7)	69	16	23	24	46	(33)%	69	93	35%

Total	$269	$268	$361	$322	$366	$403	$393	9%	$898	$1,162	29%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
INTERNATIONAL RETAIL BANKING—Page 2

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
EMEA	$18.4	$19.2	$20.0	$22.0	$23.9	$24.1	$23.9	20%	$19.2	$24.0	25%
Japan	18.9	19.1	20.3	22.0	22.6	21.7	21.6	6%	19.4	22.0	13%
Asia (excluding Japan)	37.1	38.9	39.9	41.3	43.2	49.6	52.5	32%	38.6	48.4	25%
Latin America	7.0	7.1	6.8	6.7	6.6	6.7	6.9	1%	7.0	6.7	(4)%

Total	$81.4	$84.3	$87.0	$92.0	$96.3	$102.1	$104.9	21%	$84.2	$101.1	20%

Average Loans by Type (in billions of dollars):
Mortgages	$12.1	$12.2	$12.2	$12.5	$12.5	$16.4	$19.1	57%	$12.2	$16.1	32%
Auto	2.1	2.3	2.4	2.4	2.4	2.4	2.5	4%	2.3	2.4	4%
Personal	15.5	16.6	16.7	18.0	18.8	20.6	21.3	28%	16.3	20.2	24%
Commercial Markets	2.3	2.6	3.0	2.8	3.0	4.7	5.3	77%	2.6	4.3	65%
Other	2.7	1.9	1.5	2.0	1.5	1.7	2.3	53%	2.0	1.8	(10)%

Total	$34.7	$35.6	$35.8	$37.7	$38.2	$45.8	$50.5	41%	$35.4	$44.8	27%

Net Credit Loss Ratio—excluding Commercial Markets	1.07%	1.28%	2.28%	1.09%	1.48%	1.28%	1.33%
Net Credit Loss Ratio—Commercial Markets	0.84%	1.08%	0.94%	0.90%	0.45%	0.42%	0.33%
Loans 90+ Days Past Due—excl Commercial Markets (in millions of dollars)	$1,287	$1,321	$1,389	$1,503	$1,535	$1,522	$1,434	3%
% of EOP Loans	3.95%	3.99%	4.16%	4.24%	4.35%	3.46%	3.08%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$77	$75	$70	$84	$78	$79	$43	(39)%
% of EOP Loans	3.24%	2.76%	2.10%	2.74%	2.60%	1.38%	0.99%
Branches:
EMEA	592	583	597	599	596	599	604	1%
Japan	24	24	25	25	25	25	25	—
Asia (excluding Japan)	98	98	103	105	106	341	342	NM
Latin America	161	158	152	141	141	145	147	(3)%

Total	875	863	877	870	868	1,110	1,118	27%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Revenues:
Commissions and Fees	$409	$487	$489	$443	$586	$485	$460	(6)%	$1,385	$1,531	11%
Asset Management and Administration Fees	520	546	555	587	610	630	624	12%	1,621	1,864	15%
Investment Banking	826	1,022	707	922	830	917	793	12%	2,555	2,540	(1)%
Principal Transactions	1,258	988	847	552	963	728	228	(73)%	3,093	1,919	(38)%
Other	174	350	212	171	254	1,013	469	NM	736	1,736	NM

Total Non-Interest Revenues	3,187	3,393	2,810	2,675	3,243	3,773	2,574	(8)%	9,390	9,590	2%
Net Interest and Dividends	1,899	2,044	1,920	2,093	2,228	2,291	2,203	15%	5,863	6,722	15%

Total Revenues, Net of Interest Expense	5,086	5,437	4,730	4,768	5,471	6,064	4,777	1%	15,253	16,312	7%

Non-Interest Expenses:
Compensation and Benefits	2,004	2,110	1,617	1,449	1,905	1,959	1,657	2%	5,731	5,521	(4)%
Other Operating and Administrative Expenses	946	1,076	1,061	1,192	1,114	9,189	1,397	32%	3,083	11,700	NM

Total Non-Interest Expenses	2,950	3,186	2,678	2,641	3,019	11,148	3,054	14%	8,814	17,221	95%

Provision for Credit Losses	116	298	76	242	(60)	(347)	(405)	NM	490	(812)	NM

Income (Loss) Before Taxes and Minority Interest	2,020	1,953	1,976	1,885	2,512	(4,737)	2,128	8%	5,949	(97)	NM
Income Taxes (Benefits)	614	597	615	600	789	(1,951)	633	3%	1,826	(529)	NM
Minority Interest, Net of Tax	5	12	8	12	16	20	44	NM	25	80	NM

Net Income (Loss)	$1,401	$1,344	$1,353	$1,273	$1,707	$(2,806)	$1,451	7%	$4,098	$352	(91)%

Pre-tax Profit Margin	39.7%	35.9%	41.8%	39.5%	45.9%	(78.1)%	44.5%		39.0%	(0.6)%
Non-Compensation Expenses as a Percent of Net Revenues(1)	18.6%	19.8%	22.4%	25.0%	20.4%	167.7%	29.2%		20.2%	74.4%
Compensation and Benefits Expenses as a Percent of Net Revenues(1)	39.4%	38.8%	34.2%	30.4%	34.8%	35.7%	34.7%		37.6%	35.1%
Compensation and Benefits Expenses as a Percent of Risk Adjusted Revenues(1) (2)	40.3%	41.1%	34.7%	32.0%	34.4%	33.6%	32.0%		38.8%	33.4%
(1)
The 2004 second quarter and YTD periods exclude revenue of $584 million related to the gain on Samba.

(2)
Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
GCIB REVENUE DETAILS
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Revenue Details:
Investment Banking Revenue:
Advisory and Other Fees	$193	$162	$211	$290	$203	$235	$204	(3)%	$566	$642	13%
Equity Underwriting	153	317	204	288	302	253	205	—	674	760	13%
Debt Underwriting	656	845	492	542	498	544	557	13%	1,993	1,599	(20)%
Revenue Allocated to Private Client Segment:
Equity Underwriting	(46)	(97)	(61)	(67)	(115)	(63)	(60)	2%	(204)	(238)	(17)%
Debt Underwriting	(59)	(61)	(56)	(46)	(32)	(27)	(18)	68%	(176)	(77)	56%

Total Investment Banking Revenue	897	1,166	790	1,007	856	942	888	13%	2,853	2,686	(6)%
Lending	382	414	424	392	439	522	504	19%	1,220	1,465	20%
Equity Markets	515	598	567	431	747	519	490	(14)%	1,680	1,756	5%
Fixed Income Markets	2,390	2,374	2,070	1,999	2,504	2,536	1,816	(12)%	6,834	6,856	—
Other Capital Markets and Banking	9	(2)	(5)	27	(15)	(24)	35	NM	2	(4)	NM

Total Capital Markets and Banking Revenues(1)	4,193	4,550	3,846	3,856	4,531	4,495	3,733	(3)%	12,589	12,759	1%

Transaction Services	904	896	882	906	939	984	1,042	18%	2,682	2,965	11%
Other (2)	(11)	(9)	2	6	1	585	2	—	(18)	588	NM

Total GCIB Revenues	$5,086	$5,437	$4,730	$4,768	$5,471	$6,064	$4,777	1%	$15,253	$16,312	7%

(1)
Capital Markets and Banking revenues reflect Citigroup's portion (49)% of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Capital Markets and Banking to conform to the GAAP presentation.

(2)
The 2004 second quarter includes a $584 million gain related to the sale of Samba.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$4,193	$4,550	$3,846	$3,856	$4,531	$4,495	$3,733	(3)%	$12,589	$12,759	1%
Total Operating Expenses	2,354	2,546	2,053	1,957	2,354	2,537	2,344	14%	6,953	7,235	4%
Provision for Credit Losses	107	286	73	272	(26)	(276)	(335)	NM	466	(637)	NM

Income Before Taxes and Minority Interest	1,732	1,718	1,720	1,627	2,203	2,234	1,724	—	5,170	6,161	19%
Income Taxes	524	532	550	512	711	713	522	(5)%	1,606	1,946	21%
Minority Interest, Net of Tax	5	12	8	12	15	19	43	NM	25	77	NM

Net Income	$1,203	$1,174	$1,162	$1,103	$1,477	$1,502	$1,159	—	$3,539	$4,138	17%

Average Risk Capital					$15,019	$17,470	$19,081			$17,190
Return on Risk Capital					40%	35%	24%			32%
Investment Banking
Global Debt, Equity and Equity-related Underwriting:
Global Volume(1)	$145,571	$143,978	$122,723	$137,988	$170,475	$118,309	$125,147	2%	$412,272	$413,931	—
Global Market Share	10.4%	10.0%	9.8%	10.9%	10.0%	8.7%	10.1%		10.1%	9.7%
Rank	1	1	1	1	1	1	1		1	1
U.S. Volume(1)	$116,251	$102,631	$96,037	$98,337	$120,745	$79,984	$95,386	(1)%	$314,919	$296,115	(6)%
U.S. Market Share	12.7%	11.5%	11.6%	12.6%	12.3%	9.9%	12.6%		11.9%	11.6%
Rank	1	1	1	1	1	1	1		1	1
(1)
Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$904	$896	$882	$906	$939	$984	$1,042	18%	$2,682	$2,965	11%
Total Operating Expenses	625	634	618	679	658	692	711	15%	1,877	2,061	10%
Provision for Credit Losses	9	12	3	(30)	(34)	(71)	(70)	NM	24	(175)	NM

Income Before Taxes and Minority Interest	270	250	261	257	315	363	401	54%	781	1,079	38%
Income Taxes and Minority Interest, net of tax	79	70	65	79	81	102	116	78%	214	299	40%

Net Income	$191	$180	$196	$178	$234	$261	$285	45%	$567	$780	38%

Average Risk Capital					$1,263	$1,340	$1,462			$1,355
Return on Risk Capital					75%	78%	78%			77%
Revenue Details:
Cash Management	$524	$512	$490	$510	$522	$558	$618	26%	$1,526	$1,698	11%
Securities Services	230	230	243	251	277	283	274	13%	703	834	19%
Trade	150	154	149	145	140	143	150	1%	453	433	(4)%

Total Revenues, Net of Interest Expense	$904	$896	$882	$906	$939	$984	$1,042	18%	$2,682	$2,965	11%

Liability Balances (Average in billions)	$92	$96	$101	$108	$111	$113	$121	20%
Assets Under Custody (EOP in trillions)	$5.2	$5.6	$5.7	$6.4	$6.6	$7.0	$7.3	28%
NM
Not meaningful

Reclassified to conform to the current period's presentation.

PRIVATE CLIENT SERVICES
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$677	$667	$730	$770	$848	$850	$849	16%	$2,074	$2,547	23%
Commissions and Other Transactional Revenue	656	787	763	794	881	728	674	(12)%	2,206	2,283	3%

Total Revenues, Net of Interest Expense	1,333	1,454	1,493	1,564	1,729	1,578	1,523	2%	4,280	4,830	13%

Total Operating Expenses	1,072	1,156	1,162	1,177	1,320	1,234	1,204	4%	3,390	3,758	11%
Provision for Credit Losses	1	—	—	—	—	—	—	—	1	—	(100)%

Income Before Taxes	260	298	331	387	409	344	319	(4)%	889	1,072	21%
Income Taxes	98	113	125	148	158	135	124	(1)%	336	417	24%

Net Income	$162	$185	$206	$239	$251	$209	$195	(5)%	$553	$655	18%

Pretax Profit Margin	20%	20%	22%	25%	24%	22%	21%		21%	22%
Average Risk Capital					$1,258	$1,261	$1,080			$1,200
Return on Risk Capital					80%	67%	72%			73%
Financial Consultants	12,471	12,317	12,254	12,207	12,037	12,094	12,096	(1)%
Annualized Revenue per FC (000)	$431	$469	$482	$509	$577	$527	$500	4%
Branch offices	532	531	531	529	528	526	526	(1)%
Assets (in billions of dollars):
Client Assets Under Fee-Based Management:
Consulting Group and Internally Managed Accounts	$107	$121	$128	$137	$144	$146	$145	13%
Financial Consultant Managed Accounts	53	61	64	72	76	76	76	19%

Total Private Client(1)	$160	$182	$192	$209	$220	$222	$221	15%

Total Client Assets:
Private Client	$763	$834	$851	$912	$925	$924	$920	8%
Other Investor Assets within Citigroup Global Markets	119	125	147	156	162	163	167	14%

Total(1)	$882	$959	$998	$1,068	$1,087	$1,087	$1,087	9%

Net Client Asset Flows	$5	$9	$5	$9	$6	$5	$3	(40)%
Bank Deposit Program Balances	$42	$42	$42	$41	$43	$42	$42	—
(1)
Includes some assets jointly managed with Citigroup Asset Management.

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 1
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$1,146	$1,179	$1,389	$1,298	$1,303	$1,240	$1,533	10%	$3,714	$4,076	10%
Provision for Benefits and Claims	680	718	925	839	687	678	894	(3)%	2,323	2,259	(3)%

Revenues, net of Interest Expense and Provision for Benefits and Claims(1)	466	461	464	459	616	562	639	38%	1,391	1,817	31%
Total Operating Expenses	179	184	208	217	231	223	297	43%	571	751	32%

Income Before Taxes	287	277	256	242	385	339	342	34%	820	1,066	30%
Income Taxes and Minority Interest, net of tax	43	77	93	57	98	109	60	(35)%	213	267	25%

Net Income	$244	$200	$163	$185	$287	$230	$282	73%	$607	$799	32%

Average Risk Capital					$4,072	$4,060	$3,928			$4,020
Return on Risk Capital					28%	23%	29%			27%
Net Income by Source:
Retail Annuities	$108	$64	$78	$70	$111	$65	$73	(6)%	$250	$249	—
Institutional Annuities	56	52	58	54	72	70	75	29%	166	217	31%
Life	35	39	40	22	36	45	27	(33)%	114	108	(5)%
Other	30	27	33	26	32	37	29	(12)%	90	98	9%
Realized Insurance Investment Portfolio Gains / (Losses)	(2)	(1)	28	(4)	6	(14)	—	(100)%	25	(8)	NM

Total Travelers Life & Annuity	227	181	237	168	257	203	204	(14)%	645	664	3%

International Insurance Manufacturing	17	19	(22)	17	31	25	78	NM	14	134	NM
Realized Insurance Investment Portfolio Gains / (Losses)	—	—	(52)	—	(1)	2	—	100%	(52)	1	NM

Total International Insurance Manufacturing	17	19	(74)	17	30	27	78	NM	(38)	135	NM

Total Life Insurance and Annuities	$244	$200	$163	$185	$287	$230	$282	73%	$607	$799	32%

Business Volumes:
Travelers Life & Annuity:
Retail annuities account balances and benefit reserves	$28,282	$30,717	$31,641	$33,828	$34,844	$35,391	$35,622	13%
Institutional annuities account balances and benefit reserves	23,377	23,644	24,850	25,170	25,723	26,477	27,169	9%
Individual life account balances and benefits reserves	3,971	4,225	4,459	4,826	5,189	5,423	5,687	28%

Total Travelers Life & Annuity	$55,630	$58,586	$60,950	$63,824	$65,756	$67,291	$68,478	12%

International Insurance Manufacturing:
Annuity products account balances and benefit reserves	$2,145	$2,681	$3,734	$5,156	$6,854	$7,625	$8,849	NM
Life products account balances and benefit reserves	343	410	524	638	856	1,147	1,296	NM

Total International Insurance Manufacturing(2)	$2,488	$3,091	$4,258	$5,794	$7,710	$8,772	$10,145	NM

Total Life Insurance and Annuities	$58,118	$61,677	$65,208	$69,618	$73,466	$76,063	$78,623	21%

Travelers Life & Annuity:
Retail Annuities:
Net written premiums and deposits:
Fixed	$141	$177	$115	$111	$148	$135	$155	35%	$433	$438	1%
Variable	811	960	1,099	1,132	1,218	1,255	1,233	12%	2,870	3,706	29%
Individual payout	20	12	12	12	14	18	38	NM	44	70	59%

Total (3)	$972	$1,149	$1,226	$1,255	$1,380	$1,408	$1,426	16%	$3,347	$4,214	26%

Policyholder account balances and benefit reserves: (4)
Fixed	$8,755	$8,873	$8,925	$8,968	$9,120	$9,112	$9,173	3%
Variable	18,874	21,195	22,068	24,215	25,080	25,631	25,778	17%
Individual payout	653	649	648	645	644	648	671	4%

Total	$28,282	$30,717	$31,641	$33,828	$34,844	$35,391	$35,622	13%

(1)
The abbreviated income statement presented includes the effect of the provisions for benefits and claims in Adjusted Revenues, Net of Interest Expense, which is not in conformity with a GAAP presentation. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. The provision for benefits and expenses can vary greatly with the timing of premium collections. While this presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the life insurance and annuity business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the true underlying performance of the Company.

(2)
Includes 100% of business volume, sales and deposits attributed to the Company's joint ventures in Japan and Hong Kong.

(3)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as the majority of the annuity business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liabilities and are not included in revenues. Deposits were $961, $1,144, $1,222, and $1,250 for the respective 2003 quarters and $1,374, $1,397 and $1,399 for the first, second and third quarters of 2004, respectively.

(4)
Includes general account, separate accounts and managed funds.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES—Page 2
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Policyholder account balances and benefit reserves rollforward:(1)
Beginning of period	$28,448	$28,282	$30,717	$31,641	$33,828	$34,844	$35,391	15%	$28,448	$33,828	19%
Net sales	186	382	409	344	485	549	526	29%	977	1,560	60%
Change in market value	(345)	2,065	538	1,884	548	69	(256)	NM	2,258	361	(84)%
Interest credited	122	125	127	128	119	121	124	(2)%	374	364	(3)%
Benefits, fees and other	(129)	(137)	(150)	(169)	(136)	(192)	(163)	(9)%	(416)	(491)	(18)%

End of period	$28,282	$30,717	$31,641	$33,828	$34,844	$35,391	$35,622	13%	$31,641	$35,622	13%

Total retail annuity DAC asset	$1,355	$1,375	$1,403	$1,437	$1,467	$1,501	$1,542	10%
DAC to account balance	4.79%	4.48%	4.43%	4.25%	4.21%	4.24%	4.33%
Retail annuity DAC amortization	$50	$52	$57	$60	$67	$70	$69	21%	$159	$206	30%
Travelers Life & Annuity:
Institutional Annuities:
Net written premiums and deposits(2)	$2,111	$1,361	$2,409	$1,521	$1,578	$2,127	$2,570	7%	$5,881	$6,275	7%
Policyholder account balances and benefit reserves:
Guaranteed investment contracts	$11,624	$11,645	$12,466	$12,551	$12,750	$13,456	$13,770	10%
Payout institutional annuities	6,320	6,519	6,899	7,168	7,307	7,453	7,762	13%
Other group investment contracts	5,433	5,480	5,485	5,451	5,666	5,568	5,637	3%

Total	$23,377	$23,644	$24,850	$25,170	$25,723	$26,477	$27,169	9%

Individual Life Insurance:
Net written premiums and deposits:
New direct periodic premiums and deposits	$70	$42	$62	$54	$55	$53	$62	—	$174	$170	(2)%
Renewal direct periodic premiums and deposits	139	143	142	174	233	152	172	21%	424	557	31%
Single premium deposits	49	81	124	151	169	173	183	48%	254	525	NM
Reinsurance	(30)	(34)	(36)	(39)	(37)	(38)	(44)	(22)%	(100)	(119)	(19)%

Total(3)	$228	$232	$292	$340	$420	$340	$373	28%	$752	$1,133	51%

Policyholder account balances and benefit reserves	$3,971	$4,225	$4,459	$4,826	$5,189	$5,423	$5,687	28%
Life insurance in force (in billions, face amt.)	$83.2	$84.5	$86.9	$89.3	$91.9	$94.2	$97.1	12%
International Insurance Manufacturing:
Annuity product net written premiums and deposits:
Japan deposits	$203	$286	$999	$1,154	$1,415	$1,063	$931	(7)%	$1,488	$3,409	NM
All other premiums and deposits	162	200	174	200	207	242	528	NM	536	977	82%

Total annuity product net written premiums and deposits	$365	$486	$1,173	$1,354	$1,622	$1,305	$1,459	24%	$2,024	$4,386	NM

Life product net written premiums and deposits	$98	$116	$212	$195	$336	$475	$277	31%	$426	$1,088	NM

Total International Insurance Manufacturing net written premiums and deposits (4) (5)	$463	$602	$1,385	$1,549	$1,958	$1,780	$1,736	25%	$2,450	$5,474	NM

Policyholder account balances and benefit reserves:
Annuity products account balances and benefit reserves (4)	$2,145	$2,681	$3,734	$5,156	$6,854	$7,625	$8,849	NM
Life products account balances and benefit reserves	$343	$410	$524	$638	$856	$1,147	$1,296	NM
(1)
Includes general account, separate accounts and managed funds.

(2)
Excludes deposits related to Citigroup plans previously managed externally. Additionally, net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as the majority of the annuity business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liabilities and are not included in revenues. Deposits were $1,994, $1,209, $2,019, and $1,259 for the respective 2003 quarters and $1,460, $2,001 and $2,291 for the respective quarters of 2004.

(3)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that deposits collected are reported as liabilities and are not included in revenues. Deposits were $202, $207, $267, and $316 for the respective 2003 quarters and $397, $318 and $354 for the respective 2004 quarters.

(4)
Includes 100% of business volume, sales and deposits attributed to the Company's joint ventures in Japan and Hong Kong.

(5)
Net written premiums and deposits is a non-GAAP measure that the Company uses to measure business volumes, as a substantial portion of the life and annuity business written by International Insurance Manufacturing are accounted for as investment contracts with the result that deposits collected are reported as liabilities and are not included in revenues. Total deposits were $355, $490, $1,258, and $1,402 for the respective 2003 quarters and $1,793, $1,576 and $1,501 for the respective quarters of 2004.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES
INSURANCE INVESTMENT PORTFOLIO(1)
    (In millions of dollars)

	1Q 2003	Percent of Total Investments	2Q 2003	Percent of Total Investments	3Q 2003	Percent of Total Investments	4Q 2003	Percent of Total Investments	1Q 2004	Percent of Total Investments	2Q 2004	Percent of Total Investments	3Q 2004	Percent of Total Investments
Fixed-Income Investments:
Available for sale, at fair value:
Mortgage-backed securities — principally obligations of U.S. Government agencies	$7,454		$7,604		$7,220		$6,903		$6,978		$6,740		$7,071
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	1,758		1,797		1,626		1,842		1,913		1,994		1,914
Corporates (including redeemable preferreds)	25,423		26,536		27,956		29,057		30,476		30,592		32,611
Obligations of states and political subdivisions	325		379		385		398		426		388		415
Debt securities issued by foreign governments	314		425		467		508		544		500		592
Short-term Investments	3,822		4,242		3,978		3,268		4,363		3,503		3,580

Total Fixed Income Investments	39,096	82.1%	40,983	81.9%	41,632	81.8%	41,976	81.5%	44,700	82.2%	43,717	82.7%	46,183	83.1%
Equity securities, at fair value	259	0.5%	311	0.6%	300	0.6%	293	0.6%	236	0.4%	257	0.5%	267	0.5%
Trading Securities	1,577	3.3%	1,754	3.5%	1,788	3.5%	1,750	3.4%	1,969	3.6%	1,904	3.6%	1,416	2.5%
Mortgage loans	1,920	4.0%	1,962	3.9%	1,886	3.7%	1,886	3.7%	1,940	3.6%	1,916	3.6%	2,102	3.8%
Real estate	39	0.1%	42	0.1%	97	0.2%	96	0.2%	90	0.2%	82	0.2%	39
Other invested assets (2)	1,642	3.5%	1,602	3.2%	1,795	3.5%	1,711	3.3%	1,698	3.1%	1,673	3.1%	1,673	3.0%

Total Travelers Life & Annuity invested assets	44,533	93.5%	46,654	93.2%	47,498	93.3%	47,712	92.7%	50,633	93.1%	49,549	93.7%	51,680	93.0%
Total International Insurance Manufacturing invested assets	3,090	6.5%	3,394	6.8%	3,388	6.7%	3,763	7.3%	3,780	6.9%	3,347	6.3%	3,902	7.0%

Total Life Insurance & Annuities invested assets	$47,623	100.0%	$50,048	100.0%	$50,886	100.0%	$51,475	100.0%	$54,413	100.0%	$52,896	100.0%	$55,582	100.0%

After-tax unrealized gains / (losses) on TLA invested assets	$904		$1,594		$1,378		$1,327		$1,760		$814		$1,410

Investment Data:
Travelers Life & Annuity:
Net investment income	$661		$648		$680		$648		$725		$702		$720
Annualized effective yield	6.78%		6.42%		6.63%		6.08%		6.73%		6.36%		6.37%
International Insurance Manufacturing:
Net investment income	$42		$39		$56		$57		$57		$50		$64
Annualized effective yield	5.79%		4.93%		6.91%		6.60%		6.38%		5.65%		7.45%
TLA fixed income credit quality:
AAA	$10,627	27.2%	$11,049	27.0%	$10,321	24.8%	$9,837	23.4%	$10,106	22.6%	$9,872	22.6%	$10,053	21.8%
AA	3,816	9.8%	4,202	10.3%	4,289	10.3%	4,226	10.1%	4,809	10.8%	4,612	10.5%	4,808	10.4%
A	8,169	20.9%	8,259	20.2%	8,840	21.2%	9,501	22.6%	10,436	23.3%	10,042	23.0%	11,005	23.8%
BAA	12,697	32.4%	13,035	31.7%	13,306	32.0%	13,622	32.5%	14,666	32.8%	14,606	33.4%	15,493	33.6%

Total Investment Grade	35,309	90.3%	36,545	89.2%	36,756	88.3%	37,186	88.6%	40,017	89.5%	39,132	89.5%	41,359	89.6%

BA	2,113	5.4%	2,520	6.1%	2,856	6.9%	2,714	6.5%	2,753	6.2%	2,655	6.1%	2,769	6.0%
B	1,049	2.7%	1,105	2.7%	1,243	3.0%	1,361	3.2%	1,276	2.9%	1,389	3.2%	1,581	3.4%
CAA and below	625	1.6%	813	2.0%	777	1.8%	715	1.7%	654	1.4%	541	1.2%	474	1.0%

Total Below Investment Grade	3,787	9.7%	4,438	10.8%	4,876	11.7%	4,790	11.4%	4,683	10.5%	4,585	10.5%	4,824	10.4%

Total TLA fixed income investments	$39,096	100.0%	$40,983	100.0%	$41,632	100.0%	$41,976	100.0%	$44,700	100.0%	$43,717	100.0%	$46,183	100.0%

(1)
Excludes insurance entities included within Consumer Group.

(2)
Amounts represent primarily private equity, hedge funds and real estate joint ventures and do not include investments in Citigroup preferred stock.

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$460	$521	$510	$505	$573	$505	$482	(5)%	$1,491	$1,560	5%
Total Operating Expenses	275	311	298	299	339	286	292	(2)%	884	917	4%
Provision for Credit Losses	4	6	2	(1)	4	(1)	(7)	NM	12	(4)	NM

Income Before Taxes	181	204	210	207	230	220	197	(6)%	595	647	9%
Income Taxes	56	65	67	63	71	68	61	(9)%	188	200	6%

Net Income	$125	$139	$143	$144	$159	$152	$136	(5)%	$407	$447	10%

Pretax Profit Margin	39%	39%	41%	41%	40%	44%	41%		40%	41%
Average Risk Capital					$688	$727	$761			$725
Return on Risk Capital					93%	84%	71%			82%
Client Business Volumes (in billions of dollars):
Proprietary Managed Assets	$32	$33	$34	$35	$36	$36	$41	21%
Other Assets under Fee-Based Management	7	7	7	7	8	8	8	14%
Banking and Fiduciary Deposits	39	41	42	45	45	46	47	12%
Investment Finance	34	35	37	37	38	40	41	11%
Other, Principally Custody Accounts	60	64	66	71	75	73	75	14%

Total Client Business Volumes	$172	$180	$186	$195	$202	$203	$212	14%

Revenues:
Recurring Fee-Based and Net Interest Revenues(1)	$345	$373	$369	$370	$396	$375	$391	6%	$1,087	$1,162	7%
Transactional Revenues	115	148	141	135	177	130	91	(35)%	404	398	(1)%

Total Revenues	$460	$521	$510	$505	$573	$505	$482	(5)%	$1,491	$1,560	5%

North America	$210	$222	$212	$216	$221	$218	$226	7%	$644	$665	3%
International	250	299	298	289	352	287	256	(14)%	847	895	6%

	$460	$521	$510	$505	$573	$505	$482	(5)%	$1,491	$1,560	5%

Net Credit Loss Ratio	0.03%	0.05%	0.05%	0.09%	0.04%	(0.01)%	(0.08)%
NM
Not meaningful

Reclassified to conform to the current period's presentation.

(1)
Includes treasury revenue, which was previously disclosed separately.

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT(1)
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$367	$378	$421	$467	$471	$412	$463	10%	$1,166	$1,346	15%
Total Operating Expenses	254	264	322	308	303	299	333	3%	840	935	11%

Income Before Taxes and Minority Interest	113	114	99	159	168	113	130	31%	326	411	26%
Income Taxes	30	31	42	46	57	45	46	10%	103	148	44%
Minority Interest, Net of Tax	—	1	—	11	6	(1)	—	—	1	5	NM

Net Income	$83	$82	$57	$102	$105	$69	$84	47%	$222	$258	16%

Pre-tax profit margin	30.8%	30.2%	23.5%	34.0%	35.7%	27.4%	28.1%		28.0%	30.5%
Average Risk Capital					$717	$674	$689			$693
Return on Risk Capital					59%	41%	49%			50%
Asset Management (Excl. Retirement Services):
Total Revenues, Net of Interest Expense	$320	$328	$355	$400	$386	$366	$369	4%	$1,003	$1,121	12%
Total Operating Expenses	219	226	240	270	263	255	288	20%	685	806	18%

Income Before Taxes and Minority Interest	101	102	115	130	123	111	81	(30)%	318	315	(1)%
Income Taxes	36	37	41	46	46	40	33	(20)%	114	119	4%
Minority Interest, Net of Tax	—	—	—	11	6	(2)	—	—	—	4	—

Net Income	$65	$65	$74	$73	$71	$73	$48	(35)%	$204	$192	(6)%

Retirement Services:
Total Revenues, Net of Interest Expense	$47	$50	$66	$67	$85	$46	$94	42%	$163	$225	38%
Total Operating Expenses	35	38	82	38	40	44	45	(45)%	155	129	(17)%

Income (Loss) Before Taxes and Minority Interest	12	12	(16)	29	45	2	49	NM	8	96	NM
Income Taxes (Benefits)	(6)	(6)	1	—	11	5	13	NM	(11)	29	NM
Minority Interest, Net of Tax	—	1	—	—	—	1	—	—	1	1	—

Net Income (Loss)	$18	$17	$(17)	$29	$34	$(4)	$36	NM	$18	$66	NM

Net Flows by Business (in billions of dollars):
Retail/Private Bank	$(1.4)	$3.1	$1.6	$1.3	$3.9	$0.1	$0.6	(63)%	$3.3	$4.6	39%
Institutional
Long Term	1.2	3.8	0.4	4.2	4.1	3.3	0.9	NM	5.4	8.3	54%
Liquidity	(2.4)	1.1	(2.5)	1.9	(4.6)	(0.1)	5.6	NM	(3.8)	0.9	NM

Total Institutional	(1.2)	4.9	(2.1)	6.1	(0.5)	3.2	6.5	NM	1.6	9.2	NM

Net Flows Excluding US Retail Money Markets	$(2.6)	$8.0	$(0.5)	$7.4	$3.4	$3.3	$7.1	NM	$4.9	$13.8	NM

US Retail Money Markets	$0.1	$(1.6)	$(1.7)	$(0.8)	$—	$(3.2)	$(0.7)	59%	$(3.2)	$(3.9)	(22)%
Assets Under Management by Business (in billions of dollars):
Retail/Private Bank(2)(5)	$201.5	$217.0	$219.9	$230.9	$238.1	$233.2	$232.4	6%
Institutional(5)	162.6	172.7	174.0	185.4	187.5	188.9	197.9	14%
Retirement Services	11.1	12.2	12.2	11.9	12.6	12.1	12.9	6%
Other(3)	87.0	90.6	89.3	93.3	91.9	56.3	57.5	(36)%

Total Assets Under Management(2,3)	$462.2	$492.5	$495.4	$521.5	$530.1	$490.5	$500.7	1%

Assets Under Management by Product (in billions of dollars):
Equity/Balanced	$125.9	$141.9	$145.5	$161.4	$165.4	$166.8	$165.2	14%
Fixed Income(5)	162.6	173.9	175.4	184.2	189.3	148.2	153.8	(12)%
Money Markets/Liquidity	128.9	128.2	124.2	123.0	122.6	121.6	127.6	3%
Alternative Investments	44.8	48.5	50.3	52.9	52.8	53.9	54.1	8%

Total Assets Under Management(2,3)	$462.2	$492.5	$495.4	$521.5	$530.1	$490.5	$500.7	1%

Number of Morningstar 4- and 5-star Mutual Fund share classes(4)
Equity	16	16	17	18	15	12	15	(12)%
Fixed Income	11	6	10	14	11	17	16	60%
CitiStreet Joint Venture—Assets Under Administration (in billions of dollars)	$155	$170	$179	$193	$208	$198	$202	13%
(1)
Includes Retirement Services Businesses.

(2)
Includes $30, $31, $32 and $33 billion for the first, second, third and fourth quarters of 2003, respectively, and $34, $33 and $34 billion for the first, second and third quarters of 2004, respectively, for Citigroup Private Bank clients.

(3)
Includes CAI Institutional alternative investments, St. Paul Travelers, and TAMIC AUMs. St. Paul Travelers assets of $39, $40, $38 and $39 billion for the first, second, third and fourth quarters of 2003 respectively, and $39 and $3 billion for the first and second quarters of 2004 respectively, are managed by Asset Management on a third-party basis following the spin-off.

(4)
Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

(5)
Includes $3 billion of AUMs for the 2004 second and third quarters (Retail of $1 billion and Institutional of $2 billion for both quarters) related to KorAm.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

PROPRIETARY INVESTMENT ACTIVITIES(1)
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Total Revenues, Net of Interest Expense	$153	$225	$510	$334	$180	$537	$287	(44)%	$888	$1,004	13%
Total Operating Expenses	78	91	84	140	87	123	112	33%	253	322	27%
Provision for Credit Losses	—	1	—	(1)	1	(1)	—	—	1	—	(100)%

Income Before Taxes and Minority Interest	75	133	426	195	92	415	175	(59)%	634	682	8%
Income Taxes	29	53	153	53	30	135	54	(65)%	235	219	(7)%
Minority Interest, Net of Tax	8	17	145	5	36	7	10	(93)%	170	53	(69)%

Net Income	$38	$63	$128	$137	$26	$273	$111	(13)%	$229	$410	79%

Total Revenues, Net of Interest Expense (by Type):
Private Equity	$76	$135	$450	$246	$76	$460	$225	(50)%	$661	$761	15%
Hedge Funds	15	38	8	19	50	(30)	(15)	NM	61	5	(92)%
Refinancing Portfolio	3	2	1	—	1	—	—	(100)%	6	1	(83)%
Other	59	50	51	69	53	107	77	51%	160	237	48%

Total	$153	$225	$510	$334	$180	$537	$287	(44)%	$888	$1,004	13%

Selected Balance Sheet Information (in billions):
Assets	$9.1	$9.1	$9.1	$8.5	$8.6	$8.4	$8.4	(8)%	$9.1	$8.4
Average Risk Capital					$3.6	$3.7	$3.6			$3.7
Return on Risk Capital					3%	30%	12%			15%
(1)
Includes Venture Capital Activities and certain other corporate investments.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004	3Q 2004 vs. 3Q 2003 Increase/ (Decrease)	YTD 3Q 2003	YTD 3Q 2004	YTD 3Q 2004 vs. YTD 3Q 2003 Increase/ (Decrease)
Revenues
Loan interest, including fees	$9,470	$9,312	$9,098	$10,230	$10,812	$10,858	$11,056	22%	27,880	$32,726	17%
Other interest and dividends	4,875	4,776	4,755	4,531	5,010	5,313	5,907	24%	14,406	16,230	13%
Insurance premiums	825	839	1,071	1,014	879	896	1,090	2%	2,735	2,865	5%
Commissions and fees	3,700	4,049	4,132	4,433	4,330	4,488	3,517	(15)%	11,881	12,335	4%
Principal transactions	1,602	1,311	1,307	900	1,350	1,042	398	(70)%	4,220	2,790	(34)%
Asset management and administration fees	1,251	1,354	1,426	1,634	1,717	1,652	1,688	18%	4,031	5,057	25%
Realized gains (losses) from sales of investments	162	188	115	45	138	204	281	NM	465	623	34%
Other revenue	1,314	2,011	1,430	1,553	1,740	2,834	2,471	73%	4,755	7,045	48%

Total revenues	23,199	23,840	23,334	24,340	25,976	27,287	26,408	13%	70,373	79,671	13%
Interest expense	4,663	4,486	3,936	4,186	4,488	4,985	5,894	50%	13,085	15,367	17%

Total revenues, net of interest expense	18,536	19,354	19,398	20,154	21,488	22,302	20,514	6%	57,288	64,304	12%

Benefits, Claims, and Credit Losses
Policyholder benefits and claims	871	901	1,107	1,016	876	850	1,059	(4)%	2,879	2,785	(3)%
Provision for credit losses	2,053	2,186	1,614	2,193	2,230	1,588	1,029	(36)%	5,853	4,847	(17)%

Total benefits, claims, and credit losses	2,924	3,087	2,721	3,209	3,106	2,438	2,088	(23)%	8,732	7,632	(13)%

Operating Expenses
Non-insurance compensation and benefits	5,306	5,544	5,228	5,210	5,892	5,893	5,611	7%	16,078	17,396	8%
Net occupancy expense	1,041	1,064	1,045	1,130	1,068	1,230	1,244	19%	3,150	3,542	12%
Technology / communication expense	798	793	899	924	867	903	931	4%	2,490	2,701	8%
Insurance underwriting, acquisition and operating	264	265	262	272	296	282	333	27%	791	911	15%
Restructuring-related items	(13)	(1)	(11)	(21)	(3)	—	—	100%	(25)	(3)	88%
Other operating	2,156	2,306	2,190	2,517	2,522	10,325	2,625	20%	6,652	15,472	NM

Total operating expenses	9,552	9,971	9,613	10,032	10,642	18,633	10,744	12%	29,136	40,019	37%

Income before Income Taxes and Minority Interest	6,060	6,296	7,064	6,913	7,740	1,231	7,682	9%	19,420	16,653	(14)%
Provision for income taxes	1,919	1,956	2,208	2,112	2,398	49	2,305	4%	6,083	4,752	(22)%
Minority interest, net of income taxes	38	41	165	41	69	38	69	(58)%	244	176	(28)%

Net Income	$4,103	$4,299	$4,691	$4,760	$5,273	$1,144	$5,308	13%	$13,093	$11,725	(10)%

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET
    (In millions of dollars)

	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003	March 31, 2004	June 30, 2004	September 30, 2004(1)	September 30, 2004 vs. December 31, 2003 Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$19,731	$21,816	$24,688	$21,149	$23,104	$26,462	$25,483	20%
Deposits at interest with banks	19,173	18,785	21,504	19,777	23,104	24,710	23,407	18%
Federal funds sold and securities borrowed or purchased under agreements to resell	158,052	167,260	175,458	172,174	184,089	194,594	208,159	21%
Brokerage receivables	25,606	43,955	35,372	26,476	35,159	41,494	37,987	43%
Trading account assets	173,099	174,324	190,851	235,319	232,227	245,037	264,077	12%
Investments	181,750	189,000	185,487	182,892	203,311	205,245	205,782	13%
Loans, net of unearned income
Consumer	332,607	329,695	338,614	379,932	383,678	398,558	408,376	7%
Corporate	105,425	108,876	102,962	98,074	100,438	112,859	112,309	15%

Loans, net of unearned income	438,032	438,571	441,576	478,006	484,116	511,417	520,685	9%
Allowance for credit losses	(11,049)	(11,167)	(10,843)	(12,643)	(12,506)	(12,715)	(12,034)	5%

Total loans, net	426,983	427,404	430,733	465,363	471,610	498,702	508,651	9%
Goodwill	26,605	26,960	26,757	27,581	28,549	30,215	30,809	12%
Intangible assets	8,233	7,792	8,674	13,881	13,953	14,525	16,192	17%
Reinsurance recoverables	4,361	4,431	4,511	4,577	4,598	4,683	4,722	3%
Separate and variable accounts	21,778	24,268	25,135	27,473	28,841	29,474	29,839	9%
Other assets	72,002	81,440	80,153	67,370	69,046	81,427	81,985	22%

Total assets	$1,137,373	$1,187,435	$1,209,323	$1,264,032	$1,317,591	$1,396,568	$1,437,093	14%

Liabilities
Non-interest-bearing deposits in U.S. offices	$28,977	$26,579	$27,617	$30,074	$30,078	$31,654	$30,785	2%
Interest-bearing deposits in U.S. offices	145,354	146,178	146,392	146,675	151,124	153,237	156,802	7%
Non-interest-bearing deposits in offices outside the U.S.	21,099	23,165	22,579	22,940	25,730	27,182	27,420	20%
Interest-bearing deposits in offices outside the U.S.	248,676	252,062	257,654	274,326	292,257	312,327	319,444	16%

Total deposits	444,106	447,984	454,242	474,015	499,189	524,400	534,451	13%
Federal funds purchased and securities loaned or sold under agreements to repurchase	178,459	172,864	168,125	181,156	179,743	202,940	217,157	20%
Brokerage payables	24,989	45,779	35,805	37,330	37,271	42,524	41,986	12%
Trading account liabilities	92,659	101,998	107,037	121,869	127,076	132,247	137,078	12%
Contractholder funds and separate and variable accounts	50,339	53,363	55,499	58,402	60,618	62,237	63,341	8%
Insurance policy and claims reserves	16,459	16,714	16,908	17,478	17,871	18,007	18,416	5%
Investment banking and brokerage borrowings	21,932	20,782	22,542	22,442	26,159	26,459	27,697	23%
Short-term borrowings	28,495	32,949	40,698	36,187	40,705	40,917	35,506	(2)%
Long-term debt	133,125	131,350	145,990	162,702	178,588	189,071	198,713	22%
Other liabilities(2)	52,811	63,633	60,330	48,380	48,487	59,455	59,382	23%
Citigroup or subsidiary-obligated mandatorily redeemable securities of subsidiary trusts holding solely junior subordinated debt securities of
—Parent(3)	5,563	5,615	5,809	5,217	—	—	—	(100)%
—Subsidiary(3)	1,095	1,103	1,079	840	—	—	—	(100)%

Total liabilities	1,050,032	1,094,134	1,114,064	1,166,018	1,215,707	1,298,257	1,333,727	14%

Stockholders' equity
Preferred Stock	1,126	1,125	1,125	1,125	1,125	1,125	1,125	—
Common Stock	55	55	55	55	55	55	55	—
Additional paid-in capital	17,450	17,412	17,524	17,531	18,407	18,519	18,685	7%
Retained earnings	84,453	87,698	90,555	93,483	96,659	95,707	98,930	6%
Treasury stock	(11,390)	(11,384)	(11,241)	(11,524)	(11,442)	(11,135)	(10,814)	6%
Accumulated other changes in equity from nonowner sources	(1,055)	904	(492)	(806)	(122)	(3,338)	(2,424)	NM
Unearned compensation	(3,298)	(2,509)	(2,267)	(1,850)	(2,798)	(2,622)	(2,191)	(18)%

Total stockholders' equity	87,341	93,301	95,259	98,014	101,884	98,311	103,366	5%

Total liabilities and stockholders' equity	$1,137,373	$1,187,435	$1,209,323	$1,264,032	$1,317,591	$1,396,568	$1,437,093	14%

(1)
Preliminary.

(2)
Includes allowance for credit losses for letters of credit and unfunded lending commitments of $567, $567, $526 and $600 million for the first, second, third and fourth quarters of 2003, respectively, and $600 million for the first, second and third quarters of 2004, respectively.

(3)
Beginning in the 2004 first quarter, additional Trust Preferred Securities of $6,150 million have been deconsolidated in accordance with FIN 46R with the liability portion now reflected within Long-Term Debt and the related investment within Other Assets.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP SEGMENT BALANCE SHEET(1)
September 30, 2004

(In millions of dollars)	Global Consumer	Global Corporate and Investment Bank	Private Client Services	Global Investment Management	Proprietary Investment Activities	Corporate/ Other & Consolidating Eliminations	Total Citigroup Consolidated (GAAP)
Assets:
Cash and due from banks	$8,531	$13,949	$90	$454	$11	$2,448	$25,483
Deposits at interest with banks	3,848	18,519	—	990	45	5	23,407
Federal funds sold and securities borrowed or purchased under agreements to resell	843	206,796	259	261	—	—	208,159
Brokerage receivables	4	24,189	13,734	4	56	—	37,987
Trading account assets	2,118	260,431	35	2,288	32	(827)	264,077
Investments	41,250	90,139	—	53,707	7,467	13,219	205,782
Consumer loans	369,435	—	1,127	37,814	—	—	408,376
Corporate loans	—	111,174	—	756	362	17	112,309

Loans, net of unearned income	369,435	111,174	1,127	38,570	362	17	520,685
Allowance for credit losses	(8,796)	(3,140)	(6)	(92)	—	—	(12,034)

Total loans, net	360,639	108,034	1,121	38,478	362	17	508,651
Goodwill	21,696	5,518	371	2,852	—	372	30,809
Intangible assets	14,788	331	—	995	—	78	16,192
Reinsurance receivables	832	—	—	2,352	—	1,538	4,722
Separate and variable accounts	553	—	—	29,338	—	(52)	29,839
Other	42,332	21,912	1,444	10,047	459	5,791	81,985

Total identifiable assets	$497,434	$749,818	$17,054	$141,766	$8,432	$22,589	$1,437,093

Liabilities and Equity:
Total deposits	$222,212	$217,394	$41,698	$53,117	$1	$29	$534,451
Federal funds purchased and securities loaned or sold under agreements to repurchase	7,323	205,862	—	3,972	—	—	217,157
Brokerage payables	—	38,825	3,161	—	—	—	41,986
Trading account liabilities	(784)	137,465	—	745	76	(424)	137,078
Contractholder funds and separate and variable accounts	867	—	—	62,458	—	16	63,341
Insurance policy and claims reserve	4,727	—	—	12,543	—	1,146	18,416
Investment banking and brokerage borrowings	—	27,697	—	—	—	—	27,697
Short-term borrowings	3,019	20,571	—	2,738	—	9,178	35,506
Long-term debt	44,076	53,811	—	5	—	100,821	198,713
Other liabilities	19,578	30,084	1,171	5,094	1,877	1,578	59,382
Net intersegment funding/(lending)	196,416	18,109	(28,976)	1,094	6,478	(193,121)	—
Stockholders' equity	—	—	—	—	—	103,366	103,366

Total liabilities and equity allocation to businesses	$497,434	$749,818	$17,054	$141,766	$8,432	$22,589	$1,437,093

Average Risk Capital for the Three Months Ended September 30, 2004:
Average Risk Capital(2)	$22,195	$20,543	$1,080	$5,378	$3,629	$(2,046)	$50,779

NOTE—The above supplemental information reflects the Company's consolidated period ending GAAP balance sheet broken out by reporting segment. The respective segment information closely depicts the assets and liabilities managed by each segment. While this presentation is not defined by GAAP (generally accepted accounting principles), the Company believes that these non-GAAP financial measures enhance investors understanding of the balance sheet components managed by the underlying business segments as well as the beneficial interrelationship of the asset and liability dynamics of the balance sheet components among the Company's business segments. The Company believes that investors may find it useful to see these non-GAAP financial measures to analyze financial performance. The table above provides the supplemental information and the corresponding GAAP financial measure at September 30, 2004.

This Segment Balance Sheet closely depicts the assets and liabilities managed by each of the respective business segments. The reported balances have been derived from the core financial reporting processes managed by the respective segment's finance organization. Adjustments have been made, where they are significant, to balances managed by one segment's financial infrastructure on behalf of another segment's customer base.

(1)
Preliminary

(2)
Risk Capital provides a better understanding of the capital resources employed in each segment. Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events and is the denominator used in calculating Return on Risk Capital on page 32 of the supplement. Management believes Return on Risk Capital is useful to make incremental decisions and serves as a key metric for organic growth initiatives. Return on Risk Capital is a non-GAAP measure.

CITIGROUP—RETURN ON CAPITAL(1)

	Average Risk Capital ($M)			Return on Risk Capital			Return on Invested Capital
	First Quarter 2004	Second Quarter 2004	Third Quarter 2004	First Quarter 2004	Second Quarter 2004	Third Quarter 2004	First Quarter 2004	Second Quarter 2004	Third Quarter 2004
Global Consumer:
Cards	$5,513	$5,439	$5,205	71%	75%	97%	24%	25%	31%
Consumer Finance	3,710	3,798	3,675	61%	63%	70%	22%	21%	23%
Retail Banking	12,514	12,732	13,315	36%	37%	37%	18%	18%	19%
Other	—	—	—	NM	NM	NM	NM	NM	NM

Total Global Consumer	21,737	21,969	22,195	48%	56%	55%	20%	23%	23%

Global Corporate and Investment Bank:
Capital Markets and Banking	15,019	17,470	19,081	40%	35%	24%	31%	27%	19%
Transaction Services	1,263	1,340	1,462	75%	78%	78%	47%	48%	47%
Other	—	—	—	NM	NM	NM	NM	NM	NM

Total Global Corporate and Investment Bank	16,282	18,810	20,543	42%	(60)%	28%	33%	(48)%	21%

Private Client Services	1,258	1,261	1,080	80%	67%	72%	61%	50%	52%
Global Investment Management:
Life Insurance and Annuities	4,072	4,060	3,928	28%	23%	29%	22%	18%	22%
Private Bank	688	727	761	93%	84%	71%	91%	82%	69%
Asset Management	717	674	689	59%	41%	49%	14%	10%	12%

Total Global Investment Management	5,477	5,461	5,378	40%	33%	37%	24%	20%	22%

Proprietary Investment Activities	3,647	3,678	3,629	3%	30%	12%	1%	28%	10%
Corporate/Other(2)	(1,320)	(1,675)	(2,046)	NM	NM	NM	NM	NM	NM

Total Citigroup(2)(3)	$47,081	$49,504	$50,779	45%	9%	42%	21%	5%	21%

(1)
Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)
Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)
Total Citigroup Return on Invested Capital equals Citigroup Return on Equity.

NM
Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
    (In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due(1)				Net Credit Losses(1)
				EOP Loans 3Q04				Average Loans 3Q04
	3Q03	2Q04	3Q04		3Q03	2Q04	3Q04
PRODUCT VIEW:
Cards	$2,353	$2,808	$2,842	$157.3	$1,789	$2,373	$2,142	$154.8
Ratio	1.83%	1.82%	1.81%		5.62%	6.27%	5.50%
North America Cards	2,098	2,565	2,593	141.2	1,653	2,248	1,981	139.1
Ratio	1.82%	1.85%	1.84%		5.77%	6.61%	5.66%
International Cards	255	243	249	16.1	136	125	161	15.7
Ratio	1.88%	1.55%	1.55%		4.27%	3.25%	4.09%
Consumer Finance	2,127	1,948	1,938	101.6	898	857	832	99.9
Ratio	2.30%	1.96%	1.91%		3.92%	3.52%	3.31%
North America Consumer Finance	1,642	1,444	1,479	80.4	520	515	487	78.9
Ratio	2.29%	1.84%	1.84%		2.93%	2.69%	2.46%
International Consumer Finance	485	504	459	21.2	378	342	345	21.0
Ratio	2.32%	2.38%	2.17%		7.34%	6.57%	6.52%
Retail Banking (excluding Commercial Markets)	3,707	3,576	3,907	154.6	210	176	176	149.9
Ratio	3.19%	2.46%	2.53%		0.72%	0.51%	0.47%
North America Retail Banking	2,318	2,054	2,473	108.1	21	45	25	104.7
Ratio	2.80%	2.03%	2.29%		0.10%	0.18%	0.09%
International Retail Banking	1,389	1,522	1,434	46.5	189	131	151	45.2
Ratio	4.16%	3.46%	3.08%		2.28%	1.28%	1.33%
Private Bank	124	146	150	38.4	4	—	(8)	37.4
Ratio	0.36%	0.39%	0.39%		0.05%	(0.01)%	(0.08)%
Other	—	—	—	1.1	—	—	—	1.2

Managed Loans (Excluding Commercial Markets)(2)	$8,311	$8,478	$8,837	$453.0	$2,901	$3,406	$3,142	$443.2
Ratio	2.23%	1.94%	1.95%		3.14%	3.21%	2.82%
Securitized Receivables (all in North America Cards)	(1,414)	(1,222)	(1,142)	(79.9)	(1,127)	(1,244)	(1,122)	(76.2)
Loans Held-for-Sale	(120)	(133)	(176)	(7.5)	(83)	(46)	(128)	(7.4)

On-Balance Sheet Loans (Excluding Commercial Markets)	$6,777	$7,123	$7,519	$365.6	$1,691	$2,116	$1,892	$359.6
Ratio	2.28%	2.01%	2.06%		2.31%	2.44%	2.09%
	Cash-Basis Loans(1)				Net Credit Losses(1)
Commercial Markets Groups	$1,283	$1,173	$1,000	39.3	$50	$31	$43	40.1
Ratio	3.17%	2.96%	2.55%		0.47%	0.31%	0.43%

Total Consumer Loans (2)(3)				$404.9				$399.7

REGIONAL VIEW (Excluding Commercial Markets):

	90 Days Or More Past Due(1)				Net Credit Losses(1)
				EOP Loans 3Q04				Average Loans 3Q04
	3Q03	2Q04	3Q04		3Q03	2Q04	3Q04
North America (excluding Mexico)	$5,752	$5,758	$6,241	$344.0	$2,190	$2,763	$2,466	$336.7
Ratio	2.02%	1.73%	1.81%		3.10%	3.42%	2.91%
Mexico	374	380	386	8.0	10	45	23	7.9
Ratio	5.77%	5.07%	4.85%		0.58%	2.35%	1.13%
Europe, Middle East and Africa	1,489	1,720	1,656	35.4	160	204	209	34.7
Ratio	4.80%	5.02%	4.68%		2.13%	2.40%	2.40%
Japan	343	340	290	16.1	343	303	304	16.3
Ratio	2.02%	2.02%	1.81%		8.36%	7.26%	7.40%
Asia (excluding Japan)	307	248	234	46.2	101	88	139	44.6
Ratio	0.96%	0.57%	0.51%		1.29%	0.88%	1.24%
Latin America	46	32	30	3.3	97	3	1	3.0
Ratio	1.56%	1.11%	0.90%		13.13%	0.42%	0.06%

Managed Loans (Excluding Commercial Markets)(2)	$8,311	$8,478	$8,837	$453.0	$2,901	$3,406	$3,142	$443.2
Ratio	2.23%	1.94%	1.95%		3.14%	3.21%	2.82%
Securitized Receivables (all in North America Cards)	(1,414)	(1,222)	(1,142)	(79.9)	(1,127)	(1,244)	(1,122)	(76.2)
Loans Held-for-Sale	(120)	(133)	(176)	(7.5)	(83)	(46)	(128)	(7.4)

On-Balance Sheet Loans (Excluding Commercial Markets)	$6,777	$7,123	$7,519	$365.6	$1,691	$2,116	$1,892	$359.6
Ratio	2.28%	2.01%	2.06%		2.31%	2.44%	2.09%
(1)
The ratios of 90 days or more past due, cash-basis loans and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)
This table presents consumer credit information on a managed basis and shows the impact of securitizations to reconcile to a held basis. Only North America Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see the Cards business on page 6.

(3)
Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $4 billion and $4 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

Reclassified to conform to the current period's presentation.

RESERVE FOR LOAN LOSSES
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004
Allowance for credit losses at beginning of period	$11,101	$11,049	$11,167	$10,843	$12,643	$12,506	$12,715

Provision for credit losses:
Global Consumer(1)	1,939	1,888	1,538	1,951	2,290	1,935	1,431
Global Corporate and Investment Bank(2)	114	298	76	242	(60)	(347)	(402)

	2,053	2,186	1,614	2,193	2,230	1,588	1,029

Gross credit losses:
Global Consumer(1)	2,222	2,215	2,155	2,461	2,746	2,572	2,390
Global Corporate and Investment Bank	230	333	412	498	266	88	184

	2,452	2,548	2,567	2,959	3,012	2,660	2,574

Credit recoveries:
Global Consumer(1)	336	331	414	417	439	425	455
Global Corporate and Investment Bank	31	76	81	74	88	110	205

	367	407	495	491	527	535	660

Net credit losses:
Global Consumer(1)	1,886	1,884	1,741	2,044	2,307	2,147	1,935
Global Corporate and Investment Bank	199	257	331	424	178	(22)	(21)

	2,085	2,141	2,072	2,468	2,485	2,125	1,914

Other—net(3)	(20)	73	134	2,075	118	746	204

Allowance for credit losses at end of period	$11,049	$11,167	$10,843	$12,643	$12,506	$12,715	$12,034

Net Consumer Credit Losses(1)	$1,886	$1,884	$1,741	$2,044	$2,307	$2,147	$1,935
As a Percentage of Average Consumer Loans	2.29%	2.28%	2.08%	2.26%	2.45%	2.22%	1.93%
Net Corporate Credit Losses	$199	$257	$331	$424	$178	$(22)	$(21)
As a Percentage of Average Corporate Loans	0.78%	0.98%	1.29%	1.72%	0.73%	NM	NM
ALLOWANCE FOR CREDIT LOSSES
Consumer	$7,070	$7,136	$7,038	$9,088	$9,218	$9,316	$8,894
Corporate	3,979	4,031	3,805	3,555	3,288	3,399	3,140

Allowance for Credit Losses	$11,049	$11,167	$10,843	$12,643	$12,506	$12,715	$12,034

Allowance for Unfunded
Lending Commitments(4)	$567	$567	$526	$600	$600	$600	$600

Total Allowance for Loans, Leases and Unfunded Lending Commitments(4)	$11,616	$11,734	$11,369	$13,243	$13,106	$13,315	$12,634

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans
Consumer	2.13%	2.16%	2.08%	2.39%	2.40%	2.34%	2.18%
Corporate	4.31%	4.22%	4.21%	4.24%	3.87%	3.54%	3.33%
Total	2.65%	2.68%	2.57%	2.77%	2.71%	2.60%	2.43%
Total Allowance for Loans and Leases As a Percentage of Total Loans(5)
Corporate	3.77%	3.70%	3.70%	3.62%	3.27%	3.01%	2.80%
(1)
Includes Commercial Markets Group Loans and loans made to Private Bank clients.

(2)
The 2003 first quarter and the 2004 third quarter include $(2) million and $3 million, respectively related to the Corporate / Other segment.

(3)
The 2004 second quarter includes the addition of $715 million of credit loss reserves related to the acquisition of KorAm Bank. The 2004 first quarter includes the addition of $148 million of credit loss reserves related to the acquisition of the Washington Mutual Finance Corporation. The 2003 fourth quarter includes the addition of $2.1 billion of credit loss reserves related to the acquisition of Sears' Credit Card Business.

(4)
Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(5)
Excludes the allowance for Unfunded Lending Commitments.

NM
Not meaningful

Reclassified to conform to the current period's presentation.

NON-PERFORMING ASSETS
    (In millions of dollars)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	3Q 2004
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$61	$62	$36	$8	$71	$59	$15
Other	4,021	4,142	3,753	3,411	2,842	2,560	2,185

Total Corporate Cash-Basis Loans	$4,082	$4,204	$3,789	$3,419	$2,913	$2,619	$2,200

Corporate Cash-Basis Loans
JENA(1)	$1,077	$1,188	$1,121	$1,032	$805	$748	$531
Other International(2)(3)	3,005	3,016	2,668	2,387	2,108	1,871	1,669

Total Corporate Cash-Basis Loans	$4,082	$4,204	$3,789	$3,419	$2,913	$2,619	$2,200

Corporate Cash-Basis Loans as a % of Total Corporate Loans	3.87%	3.86%	3.68%	3.49%	2.90%	2.32%	1.96%
Consumer Cash-Basis (excluding Commercial Markets)	$4,710	$4,601	$4,493	$4,735	$4,693	$4,399	$4,452
Commercial Markets Cash-Basis Loans	1,250	1,165	1,283	1,350	1,213	1,173	1,000

Total Consumer Cash-Basis Loans	$5,960	$5,766	$5,776	$6,085	$5,906	$5,572	$5,452

CitiCapital Collateral Dependent Loans (included in Commercial Markets Cash-Basis Loans)	$462	$489	$413	$424	$474	$377	$440

Renegotiated Loans (includes Corporate and Commercial Markets Loans)	$157	$178	$161	$140	$124	$111	$95

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer(4)	$509	$479	$460	$437	$396	$369	$373
Global Corporate and Investment Bank(4)	78	89	95	105	94	98	95

TOTAL OTHER REAL ESTATE OWNED	$587	$568	$555	$542	$490	$467	$468

OTHER REPOSSESSED ASSETS(5)	$255	$228	$182	$151	$123	$97	$100

(1)
JENA includes Japan, Western Europe and North America.

(2)
Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.

(3)
Includes $227 million and $313 million of cash-basis loans for KorAm at June 30, 2004 and September 30, 2004, respectively. The $86 million increase reflects the Company's ongoing review of KorAm's loan portfolio.

(4)
Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5)
Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

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